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                                                                   EXHIBIT 10.93

         -------------------------------------------------------------


                NATIONAL FINANCIAL AUTO RECEIVABLES MASTER TRUST
                   (f/k/a NAFCO AUTO RECEIVABLES MASTER TRUST)

                              AMENDED AND RESTATED
                      POOLING AND ADMINISTRATION AGREEMENT

                          dated as of December 8, 1994

                                      among

                    NATIONAL FINANCIAL AUTO FUNDING TRUST II
    (successor to NATIONAL FINANCIAL AUTO FUNDING TRUST, f/k/a NAFCO FUNDING
                                     TRUST),
                                 as Transferor,

                       NATIONAL AUTO FINANCE COMPANY INC.,
                   (f/k/a NATIONAL AUTO FINANCE COMPANY L.P.)
                              as the Administrator,

                                       and

                              BANKERS TRUST COMPANY,
                                    as Trustee

         -------------------------------------------------------------



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                                TABLE OF CONTENTS


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
                                                        ARTICLE I
                                            DEFINITIONS; TRANSITIONAL MATTERS
  Section 1.01   Definitions ...........................................................................................1


                                                        ARTICLE II
                                              CONVEYANCE OF CERTAIN ASSETS;
                                                 ISSUANCE OF CERTIFICATES

  Section 2.01    Creation of the Trust: Conveyance of Certain Assets ..................................................1
  Section 2.02    Acceptance by Trustee ................................................................................3
  Section 2.03    Representations and Warranties of NAFCO Relating to the Trust Assets .................................3
  Section 2.04    Repurchase Upon Breach ...............................................................................6
  Section 2.05    No Assumption of Obligations Relating to Receivables Related Transferred Assets
  or Contracts..........................................................................................................6

                                                       ARTICLE III

                                              ADMINISTRATION OF RECEIVABLES
  Section 3.01    Acceptance of Appointment and Other Matters Relating to the Administration........................... 6
  Section 3.02    Duties of the Administrator and NAFCO ................................................................7
  Section 3.03    Compensation .........................................................................................9
  Section 3.04    Records of the Administrator and Reports to be Prepared by the Administrator.........................10
  Section 3.05    Rights of the Trustee ...............................................................................12
  Section 3.06    Further Action Evidencing Transfers .................................................................13

                                                        ARTICLE IV

                                             RIGHTS OF CERTIFICATEHOLDERS AND
                                        ALLOCATION AND APPLICATION OF COLLECTIONS

  Section 4.01    Rights of Certificateholders ........................................................................14
  Section 4.02    Establishment of Trust Accounts .....................................................................14
  Section 4.03    Distributions .......................................................................................15
  Section 4.04    Reserved ............................................................................................19
  Section 4.05    Establishment of Reserve Fund .......................................................................19
  Section 4.06    Application of Reserve Fund .........................................................................19
  Section 4.07    Investment of Funds in Trust Accounts ...............................................................19
  Section 4.08    Attachment of Trust Accounts ........................................................................20
  Section 4.09    Release of Assets ...................................................................................20



                                       (i)


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                                                        ARTICLE V
                                              REPORTS TO CERTIFICATEHOLDERS

  Section 5.01    Information to Certificateholders ....................................................................20
  Section 5.02    Notice of Early Liquidation at Seller Election .......................................................20
  Section 5.03    Annual Tax Information ...............................................................................21

                                                        ARTICLE VI

                                                     THE CERTIFICATES

  Section 6.01    The Certificates ....................................................................................21
  Section 6.02    Authentication of Certificates ......................................................................22
  Section 6.03    Registration of Transfer an Exchange of Certificates.................................................22
  Section 6.04    Mutilated, Destroyed, Lost or Stolen Certificates ...................................................25
  Section 6.05    Persons Deemed Owners ...............................................................................25
  Section 6.06    Appointment of Paying Agent .........................................................................25
  Section 6.07    Access to List of Certificateholders' Names and Addresses............................................26
  Section 6.08    Authenticating Agent.................................................................................26
  Section 6.09    Tax Treatment .......................................................................................28
  Section 6.10    Changes in Amount of Certificates ...................................................................28


                                                       ARTICLE VII

                                                          NAFCO

  Section 7.01    Representations and Warranties of NAFCO Relating to NAFCO and the Transaction Documents .............28
  Section 7.02    Covenants of NAFCO ..................................................................................32
  Section 7.03    Indemnification by the Class C Certificateholders ...................................................36


                                                       ARTICLE VIII

                                                    THE ADMINISTRATOR

  Section 8.01    Representations and Warranties of the Administrator .................................................37
  Section 8.02    Covenants of the Administrator ......................................................................39
  Section 8.03    Merger or Consolidation of, or Assumption of the Obligations of, the Administrator...................40
  Section 8.04    Administrator Liability..............................................................................41
  Section 8.05    Limitation on Liability of the Administrator and Others..............................................41


                                      (ii)
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
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                                                        ARTICLE IX
                                                   AMORTIZATION EVENTS
  Section 9.01    Amortization Events ..................................................................................42
  Section 9.02    Remedies .............................................................................................44
  Section 9.03    Additional Rights Upon the Occurrence of Certain Events ..............................................44

                                                        ARTICLE X

                                                  ADMINISTRATOR DEFAULTS

  Section 10.01   Administrator Defaults ...............................................................................45
  Section 10.02   Trustee to Act; Appointment of Successor .............................................................47

  Section 10.03   Notification Of Administrator Default: Notification of Appointment of Successor
  Administrator ........................................................................................................49

                                                        ARTICLE XI

                                                       THE TRUSTEE

  Section 11.01   Duties of Trustee ....................................................................................50
  Section 11.02   Certain Matters Affecting The Trustee ................................................................52
  Section 11.03   Limitation on Liability of Trustee ...................................................................54
  Section 11.04   Trustee May Deal with Other Parties ........................ . . .....................................55
  Section 11.05   Administrator Pay Trustee's Fees and Expenses and Fees and Expenses under the
  Custodian Agreement ..................................................................................................55
  Section 11.06   Eligibility Requirements for Trustee .................................................................55
  Section 11.07   Resignation or Removal of Trustee ....................................................................56
  Section 11.08   Successor Trustee ....................................................................................57
  Section 11.09   Merger or Consolidation of Trustee ...................................................................57
  Section 11.10   Appointment of Co-Trustee or Separate Trustee ........................................................57
  Section 11.11   Tax Returns ..........................................................................................59
  Section 11.12   Trustee May Enforce Claims Without Possession of Certificates ........................................59
  Section 11.13   Suits for Enforcement ................................................................................59
  Section 11.14   Rights of Certificateholders to Direct Trustee .......................................................59
  Section 11.15   Representations and Warranties of Trustee ............................................................60
  Section 11.16   Maintenance of Office or Agency ......................................................................60
  Section 11.17   No Bond ..............................................................................................60
  Section 11.18   Statements ...........................................................................................60

                                                       ARTICLE XII

                                                       TERMINATION

  Section 12.01   Termination of Trust .................................................................................61
  Section 12.02   Final Distribution ...................................................................................61
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                                      (iii)

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  Section 12.03   Rights Upon Termination of the Trust .................................................................62
  Section 12.04   Optional Repurchase of Investor Interest .............................................................62

                                                       ARTICLE XIII

                                                 MISCELLANEOUS PROVISIONS

  Section 13.01   Amendment, Waiver  Etc ...............................................................................63
  Section 13.02   Actions by Certificateholders ........................................................................64
  Section 13.03   Limitation on Rights of Certificateholders ...........................................................65
  Section 13.04   Governing Law ........................................................................................66
  Section 13.05   Notices ..............................................................................................66
  Section 13.06   Severability of Provision ............................................................................66
  Section 13.07   Certificates Nonassessable and Fully Paid ............................................................66
  Section 13.08   Further Assurances ...................................................................................67
  Section 13.09   Nonpetition Covenant .................................................................................67
  Section 13.10   No Waiver; Cumulative Remedies .......................................................................67
  Section 13.11   Counterparts .........................................................................................67
  Section 13.12   Third-Party Beneficiaries ............................................................................67
  Section 13.13   Integration ..........................................................................................68
  Section 13.14   Binding Effect; Assignability; Survival of Provision .................................................68
  Section 13.15   Recourse to NAFCO ....................................................................................68
  Section 13.16   Recourse to Trust Assets .............................................................................68
  Section 13.17   Submission to Jurisdiction ...........................................................................68
  Section 13.18   Waiver of Jury Trial .................................................................................69
  Section 13.19   Limitation of Liability ..............................................................................69
  Section 13.20   Covenants of National Auto Receivables Master Trust ..................................................69
  Section 13.21   Class A Certificates .................................................................................70
  Section 13.22   Conditions Precedent .................................................................................70
  Section 13.23   Non-Dealer Originations; Balloon Receivable ..........................................................70
  Section 13.24   Release ..............................................................................................71
  Section 13.25   Post Closing Covenants ...............................................................................71
  Section 13.26   Waiver of Prior Amortization Events and Administrator Defaults .......................................71


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
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                                    EXHIBITS

Exhibit A              Form of Certificate
Exhibit B              Form of Servicing Agreement
Exhibit C              Form of Distribution Date Statement
Exhibit D              Trust Accounts
Exhibit E              Form of Investor Letter
Exhibit F              Form of Accountant's Agreed-Upon Procedures
Exhibit G              Form of Borrowing Report

                                    SCHEDULES

Schedule 7.01(h)       Office of NAFCO and the Administrator where Records are maintained
Schedule 8.01(g)       Schedule of Proceedings

                                    APPENDIX

Appendix A             Definitions




                                       (v)

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                 THIS AMENDED AND RESTATED POOLING AND ADMINISTRATION AGREEMENT,
dated as of December 8, 1994 (this "Agreement"), is by and among NATIONAL FINANCIAL AUTO FUNDING TRUST II (successor to National Financial Auto Funding Trust, f/k/a NAFCO Funding Trust), a Delaware business trust ("NAFCO"), as transferor, NATIONAL AUTO FINANCE COMPANY, INC. (f/k/a National Auto Finance Company L.P.), a Delaware corporation ("National Auto"), as initial Administrator, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

                 WHEREAS, the parties hereto have entered into a Pooling and Administration Agreement, dated as of December 8, 1994 (the "Original Pooling Agreement");

                 WHEREAS, the parties hereto have entered into various amendments to the Original Pooling Agreement and now desire to further amend the Original Pooling Agreement and restate it in its entirety, effective as of April 7, 1999 (the "Effective Date");

                 NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Certificateholders to the extent provided herein:

                                   ARTICLE I

                        DEFINITIONS; TRANSITIONAL MATTERS

                 Section 1.01 Definitions. Whenever used in this Agreement, capitalized terms, unless otherwise defined herein, have the meanings that Appendix A assigns to such terms. In addition, this Agreement shall be interpreted in accordance with the conventions set forth in Parts B, C and D of Appendix A.

                                   ARTICLE II

                          CONVEYANCE OF CERTAIN ASSETS;
                            ISSUANCE OF CERTIFICATES

                 Section 2.01 Creation of the Trust; Conveyance of Certain
Assets.

                 (a) Upon the execution of this Agreement by the parties hereto, there is hereby created National Financial Auto Receivables Master Trust (f/k/a NAFCO Auto Receivables Master Trust).

                 (b) By execution and delivery of this Agreement, NAFCO does hereby transfer, assign, set over and otherwise convey to the Trust, for the benefit of the Certificateholders, all its right, title and interest in, to and under, whether now existing or hereafter created, without recourse except as expressly provided otherwise herein, (i) each Receivable that will be, is or has been transferred by the Seller to NAFCO, pursuant to the Purchase Agreement or NAFCO Trust Agreement, from and including the date on which the first Purchase occurs under the Purchase Agreement to but excluding the Purchase Termination Date, (ii) all Related Assets, (iii) the Seller Transaction Documents (all of NAFCO's right, title and interest in, to and under such Seller Transaction Documents and the Related Assets being herein called the "Related Transferred Assets"), (iv) all funds from time to time on deposit in each of the Trust Accounts representing Collections on, or other proceeds of, the foregoing and, in each case, all certificates and instruments, if any, from time to time evidencing such funds, all Investment Proceeds, all claims thereunder or in connection therewith and all interest, dividends, monies, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, and (v) all moneys due or to become due and all amounts received or receivable with respect to any of the foregoing and all proceeds of the foregoing. Such property shall constitute the assets of the Trust (collectively, the "Trust Assets"). The foregoing transfer, assignment, setover and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, setover and conveyance shall be construed accordingly. In no event shall the Trust acquire any real estate mortgages or interests in any real estate mortgages.

                 (c) In connection with the transfer described above in subsection (b), NAFCO has recorded and filed or caused to be recorded and filed, financing statements (and will record and file continuation statements with respect to such financing statements when applicable) with respect to the Trust Assets (whether now existing or hereafter created) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary or desirable to perfect, and maintain perfection of, the transfer and assignment of the Trust Assets to the Trust. The Trustee shall be under no obligation whatsoever to file such financing statements, or continuation statements to such financing statements, or to make any other filing under the UCC in connection with such transfer unless otherwise instructed to do so by the Required Certificateholders. In connection with the transfer described above in subsection (b), NAFCO and the Administrator further agree to deliver to the Trustee each Trust Asset (including any original documents or instruments included in the Trust Assets as are necessary to effect such transfer) in which the transfer of an interest is perfected under the UCC or otherwise by possession. NAFCO or the Administrator shall deliver each such Trust Asset to the Trustee immediately upon the transfer of any such Trust Asset to the Trust pursuant to Section 2.01(b).

                 (d) In connection with the transfer described above in subsection (b), NAFCO shall, on or prior to the Closing Date, mark the master data processing records evidencing the Receivables with the following legend:

                 "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO NATIONAL FINANCIAL AUTO FUNDING TRUST II (F/K/A NAFCO FUNDING TRUST) PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF DECEMBER 8, 1994, BETWEEN NATIONAL AUTO FINANCE COMPANY INC. (F/K/A NATIONAL AUTO FINANCE COMPANY L.P.), AS SELLER, AND NATIONAL FINANCIAL AUTO FUNDING

                 TRUST II (F/K/A NAFCO FUNDING TRUST); AND SUCH RECEIVABLES HAVE BEEN TRANSFERRED TO NATIONAL FINANCIAL AUTO RECEIVABLES MASTER TRUST (F/K/A NAFCO AUTO RECEIVABLES MASTER TRUST) PURSUANT TO A POOLING AND ADMINISTRATION AGREEMENT, DATED AS OF DECEMBER 8, 1994, AMONG NATIONAL FINANCIAL AUTO FUNDING TRUST II (F/K/A NAFCO FUNDING TRUST), AS TRANSFEROR, NATIONAL AUTO FINANCE COMPANY INC (F/K/A NATIONAL AUTO FINANCE COMPANY L.P.), AS THE ADMINISTRATOR, AND BANKERS TRUST COMPANY, AS TRUSTEE."

                 (e) Upon the request of NAFCO, the Trustee will cause the Class B and Class C Certificates in authorized denominations evidencing the entire interest in the Trust to be duly authenticated and delivered to or upon the order of NAFCO pursuant to Section 6.02.

                 Section 2.02 Acceptance by Trustee. The Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01(b) and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders, on the terms and subject to the conditions hereinafter set forth.

                 Section 2.03 Representations and Warranties of NAFCO Relating to the Trust Assets.

                 (a) Representations and Warranties. At the time that any Receivable or Related Asset is sold or transferred by NAFCO to the Trust, NAFCO hereby represents and warrants that:

                     (i) Characteristics of Receivables. Each Receivable (a)
                 shall have been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, shall have been fully and properly executed by the parties thereto, shall have been purchased by NAFCO from the Seller pursuant to the Purchase Agreement (or contributed by the Seller to NAFCO pursuant to NAFCO Trust Agreement), shall have been purchased by the Seller from such Dealer under an existing dealer agreement, and shall have been validly assigned by such Dealer to the Seller, which in turn shall have been validly assigned pursuant to the Purchase Agreement by the Seller to NAFCO in accordance with its terms, (b) shall have created a valid, subsisting, and enforceable first priority security interest in favor of the Seller in the Financed Vehicle, which security interest has been validly assigned pursuant to the Purchase Agreement by the Seller to NAFCO, which in turn shall be validly assigned by NAFCO to the Trustee, (c) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security, and (d) shall provide for level monthly payments (provided that the payment in the first or last month in the life of the Receivable may


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                 be minimally different from the level payment) that fully
                 amortize the Amount Financed over an original term of no greater than 60 months and the related Contract has not been modified since its issuance date. Notwithstanding the foregoing, Receivables that constitute Non-Dealer Originations and Balloon Receivables may be sold or transferred to the Trust.

                     (ii) Compliance with Law. Each Receivable and the sale of
                 the Financed Vehicle shall have complied in all material respects at the time it was originated or made and at the execution of this Agreement shall comply in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws.

                     (iii) Binding Obligation. Each Receivable shall represent
                 the genuine, legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally. No Obligor on a Contract is the United States of America, any state or local governmental agency or instrumentality, or any of the foregoing.

                     (iv) Security Interest in Financed Vehicle. Immediately
                 prior to the sale, assignment, and transfer thereof, each Receivable shall be secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate actions shall have been completed that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Seller as secured party.

                     (v) Receivables in Force. No Receivable shall have been
                 satisfied, subordinated, or rescinded, nor shall any Financed Vehicle have been released from the lien granted by the related Receivable in whole or in part.

                     (vi) No Defenses. No Contract is subject to any asserted
                 reduction (including any reduction on account of any offsetting account payable by NAFCO or the Seller to an Obligor or funds of an Obligor held by NAFCO or the Seller), cancellation, rebate (including any advertising rebate) or refund or any dispute, offset, counterclaim, lien or defense whatsoever;

                     (vii) No Liens. To the best of NAFCO's knowledge, no liens or claims shall have been filed for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Contract.

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



                     (viii) No Default. Except for payment defaults continuing
                 for a period of not more than 30 days, no default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable shall have arisen; and NAFCO shall not waive any of the foregoing except as otherwise permitted hereunder.

                     (ix) Insurance. The Seller, in accordance with its
                 customary procedures, shall have determined that the Obligor has obtained or agreed to obtain physical damage insurance covering the Financed Vehicle or the vehicle is protected by force-placed insurance.

                     (x) Title. It is the intention of NAFCO that the transfer
                 and assignment herein contemplated constitute a sale of the Receivables from NAFCO to the Trust and that the beneficial interest in and title to the Receivables not be part of NAFCO's estate in the event of the filing of a bankruptcy petition by or against NAFCO under any bankruptcy law. No Receivable has been sold, transferred, assigned, or pledged by NAFCO to any Person other than the Trustee on behalf of the Trust. Immediately prior to the transfer and assignment herein contemplated, NAFCO had good and marketable title to each Receivable free and clear of all Liens, security interests, and rights of others and no offsets, defenses or counterclaims against it had been asserted or threatened and, immediately upon the transfer thereof, the Trustee for the benefit of the Certificateholders shall have good and marketable title to each Receivable, free and clear of all Liens, security interests, and rights of others and no offsets, defenses or counterclaims against it have been asserted or threatened; and the transfer has been perfected under the UCC.

                     (xi) Possession; One Contract. With respect to each
                 Receivable, there is only one Contract, which Contract shall be held by the Custodian on behalf of the Trustee pursuant to the Custodian Agreement.

                     (xii) All Filings Made. All filings (including, without
                 limitation, UCC filings) necessary in any jurisdiction to give the Trustee a first priority perfected ownership interest in the Receivables shall have been made and shall remain in full force and effect.

                     (xiii) Chattel Paper. Each Receivable constitutes "chattel paper" as defined in the UCC.

                     (xiv) Delinquency. No Receivable is more than 30 days past due.

                 (b) Notice of Breach. The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Receivables and the Related Transferred Assets to the Trust. Upon discovery by NAFCO, the Administrator or a Responsible Officer of the Trustee of a breach of any of the representations and warranties set forth in this Section 2.03, the party discovering such breach shall give written notice to the other parties to this Agreement within three Business Days following such discovery. The Trustee's obligations in respect of discovering any such breach are limited as provided in Section 11.02(g).


                 Section 2.04 Repurchase Upon Breach. NAFCO, the Administrator or a Responsible Officer of the Trustee, as the case may be, shall inform the other parties to the Agreement promptly, in writing, upon the discovery of any breach of NAFCO representations and warranties pursuant to Section 2.03 unless the breach shall have been cured by the last day of the first full Calculation Period following the discovery by NAFCO, or receipt of notice by NAFCO, of such breach, NAFCO shall have an obligation, and the Trustee shall (provided that it either has made such discovery or has received such notice thereof) enforce such obligation of NAFCO to repurchase any Receivable materially and adversely affected by the breach as of such last day. In consideration of the purchase of the Receivable, NAFCO shall remit, or cause the Seller to remit, to the Certificate Account on the Business Day immediately preceding the next succeeding Distribution Date, the Purchase Amount. Except as provided in the preceding sentence, the sole remedy of the Trustee, the Trust, or the Certificateholders with respect to a breach of NAFCO's representations and warranties pursuant to Section 2.03 shall be to require NAFCO to repurchase Receivables pursuant to this Section 2.04 or to enforce the obligation of the Seller to repurchase such Receivables pursuant to the Purchase Agreement.

                 Section 2.05 No Assumption of Obligations Relating to Receivables, Related Transferred Assets or Contracts. The transfer, assignment, setover and conveyance described above in Section 2.01 does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Certificateholder of any obligation of the Administrator, NAFCO or any other Person in connection with the Receivables or the Related Transferred Assets or under the related Contracts or any other agreement or instrument relating thereto, including any obligation to any Obligors. None of the Trustee, the Trust or any Certificateholder shall have any obligation or liability to any Obligor or other customer or client of the Seller (including any obligation to perform any of the obligations of the Seller to any Obligor under any such Receivables, related Contracts or any other related purchase orders or other agreements or otherwise). No such obligation or liability is intended to be assumed by the Trustee, the Trust or any Certificateholder hereunder, and any such assumption is hereby expressly disclaimed.

                                  ARTICLE III

                         ADMINISTRATION OF RECEIVABLES

                 Section 3.01 Acceptance of Appointment and Other Matters Relating to the Administrator.

                 (a) The administering of the Receivables and the Related Transferred Assets shall be conducted by the Administrator hereunder in accordance with this Section 3.01. Until National Auto is terminated pursuant to Section 10.01, National Auto is hereby designated as, and National Auto hereby agrees to act as, the Administrator under this Agreement and the other Transaction Documents with respect to the Receivables and the Related Transferred Assets, and the Certificateholders by their acceptance of the Certificates consent to National Auto acting as the Administrator.

                 (b) Termination. The designation of the Administrator under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01.

                 (c) Resignation of the Administrator. The Administrator shall not resign from the obligations and duties hereby imposed on it except upon the Administrator's determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Administrator could take to make the performance of its duties hereunder permissible under applicable law. If the Administrator makes a determination that it must resign for the reasons stated above, the Administrator shall, prior to the tendering of its resignation, deliver to the Trustee an Opinion of Counsel for the Administrator, in form and substance reasonably satisfactory to the Trustee, confirming the satisfaction of the conditions set forth in clause
     (i) of the preceding sentence. No resignation by the Administrator shall become effective until the Trustee or a Successor Administrator shall have assumed the responsibilities and obligations of the Administrator in accordance with Section 10.02 hereof. If the Administrator has tendered its resignation and no Successor Administrator has been appointed, the Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Administrator hereunder. The Trustee shall give prompt notice to the Applicable Rating Agencies of the appointment of any Successor Administrator.

                 Section 3.02 Duties of the Administrator and NAFCO.

                 (a) Duties of Administrator in General. The Administrator shall monitor the servicing of and administer the Receivables and the Related Transferred Assets and, subject to the terms and provisions of this Agreement, shall have full power and authority, acting alone or through any Person properly designated by it (provided that in any event the Administrator shall remain liable for all actions taken), to do any and all things in connection with such administration which it may deem necessary or appropriate. The Trustee shall execute and deliver to the Administrator any powers of attorney or other instruments or documents that are prepared by the Administrator and stated in an Officer's Certificate to be necessary or appropriate to enable the Administrator to carry out its administrative duties hereunder. The Administrator shall exercise the same care and apply the same policies with respect to the administration of the Receivables and the Related Transferred Assets as is customary for administering Receivables and that it would exercise and apply if it owned such Receivables and the Related Transferred Assets.

                 The Administrator shall take or cause to be taken all such actions as it deems necessary or appropriate to collect each Receivable and Related Transferred Asset (and shall cause any sub-Servicer to take or cause to be taken all such actions as the Administrator deems necessary or appropriate to collect each Receivable and Related Transferred Asset for which such sub-Servicer is responsible in its capacity as sub-Servicer) from time to time, all in accordance with applicable law. The Administrator has appointed Loan Servicing Enterprise to be the Backup Servicer pursuant to the Backup Servicing Agreement. The Administrator shall not appoint a Servicer or sub-Servicer without the prior written consent of the Required Certificateholders.

        Without limiting the generality of the foregoing and subject to the next preceding paragraph and Section 10.01, the Administrator or its designee is hereby authorized and empowered, unless such power and authority is revoked on account of the occurrence of an Administrator Default pursuant to Section 10.01,
(i) to instruct the Trustee to make withdrawals and payments from the Trust Accounts as set forth in this Agreement, (ii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the Related Transferred Assets, (iii) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or appropriate to comply with any federal or state securities laws or reporting requirements or other laws or regulations, and (iv) after the delinquency of any Receivable or any default in connection with a Related Transferred Asset and to the extent permitted under and in compliance with all applicable laws, rules, regulations, judgments, orders and decrees of courts and other governmental authorities (whether federal, state, local or foreign) and all other tribunals, to commence or settle collection proceedings with respect to such Receivable and otherwise to enforce the fights and interests of the Trust and the Certificateholders in, to and under such Receivable or Related Transferred Asset (as applicable). The Trustee shall promptly comply with the instructions of the Administrator to withdraw funds and make payments from the Trust Accounts pursuant to the terms of this Agreement.

                 (b) Modification of Receivables, Etc. So long as no default shall have occurred and be continuing, the Administrator may adjust, and may permit any sub-Servicer to adjust the outstanding unpaid balance of any Receivable, or otherwise modify the terms of any Receivable or amend, modify or waive any term or condition of any Contract related thereto, all as it may determine to be appropriate to maximize collection thereof, in accordance with the Credit and Collection Policy. The Administrator shall, or shall cause the sub-Servicer to, write off Receivables from time to time in accordance with the terms of this Agreement (including Section 7.02(n)).

                 (c) Authorization to Act as NAFCO's Agent. Without limiting the generality of Section 3.02(a), NAFCO hereby appoints the Administrator as its agent for the following purposes: (i) specifying accounts to which payments are to be made to NAFCO, (ii) making transfers among, and deposits to and withdrawals from, all deposit accounts of NAFCO for the purposes described in the Transaction Documents, (iii) arranging payment by NAFCO of all fees, expenses and other amounts payable by NAFCO pursuant to the Transaction documents, (iv) and taking any other action not specifically required to be taken by the NAFCO Trustee hereunder or under any other Transaction Documents. NAFCO irrevocably agrees that (A) it shall be bound by all actions taken by the Administrator pursuant to the preceding sentence, and (B) the Trustee and the banks holding all deposit accounts of NAFCO are entitled to accept submissions, determinations, selections, specifications, transfers, deposits and withdrawal requests, and payments from the Administrator on behalf of NAFCO.

                 (d) Grant of Power of Attorney. NAFCO and the Trustee hereby each grant to the Administrator a power of attorney, with full power of substitution, to take in the name of NAFCO and the Trustee all steps which are necessary or appropriate to endorse, negotiate, deposit or otherwise realize on any writing of any kind held or transmitted by NAFCO or transmitted or received by the Trustee (whether or not from NAFCO) in connection with any Receivable or Related Transferred Asset. The power of attorney that NAFCO and the Trustee have granted to the Administrator pursuant to this Section 3.02(d) may be revoked by the Trustee, and shall be revoked by NAFCO, in the event of an Administrator Default. In exercising its power granted hereby, the Administrator shall take directions from the Trustee, if any, arising out of the exercise of the rights granted under Section 11.14.

                 (e) Turnover of Collections. If NAFCO, the Administrator or any of their respective agents or representatives shall at any time receive any cash, checks or other instruments constituting Collections including any payments received by NAFCO on account of the Receivables, such recipient shall segregate such payments and hold such payments in trust for, and in a manner acceptable to the Trustee and shall, promptly upon receipt (and in any event within one Business Day following receipt), remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Certificate Account.

                 (f) Credit and Collection Policies. The Administrator shall comply in all material respects with its Credit and Collection Policy in regard to each Receivable and the Related Assets and the Contracts related to each such Receivable, except where the failure so to comply, individually or in the aggregate for all such failures, would not reasonably be expected to have a Material Adverse Effect. The Credit and Collection Policy shall not be modified or amended without the prior written consent of the Required Certificateholders (such consent not to be unreasonably withheld) except where such modification or amendment would not have a Material Adverse Effect on the Certificateholders.

                 (g) Turnover of Contract Files. Within five (5) Business Days after the transfer of Contracts to the Trust, the Administrator shall have delivered to the Custodian (i) the fully executed original of the Contract,
     (ii) the certificate of title with respect thereto, and (iii) such other documents as the Administrator chooses to maintain in its files in accordance with customary practices and procedures to evidence that a financed vehicle is owned by the obligor and subject to the interest of the Administrator as first lienholder or secured party.

         Section 3.03 Compensation. The Administrator, as full compensation for activities performed by the Administrator under this Agreement and the other Transaction Documents, shall be entitled to a fee (the "Administration Fee") in respect of each Calculation Period (or portion thereof) prior to the termination of the Trust pursuant to Section 12.01, payable in arrears on each Distribution Date as set forth in Section 4.03(a) hereof. The Administration Fee shall be paid out of funds in the Certificate Account as more fully described in Article IV, and shall be payable to the Administrator solely to the extent amounts are available for payment pursuant to Article IV. In no event shall the Trust, the Trustee or the Certificateholders be liable for payment of the Administration Fee.

                 The fees, costs and expenses of any sub-Servicer, the Trustee, the Paying Agent, the Authenticating Agent, and the Transfer Agent and Registrar, and certain other costs and expenses payable from the Administration Fee pursuant to other provisions of this Agreement, and all other fees and expenses that are not expressly stated in this Agreement or any Supplement to be payable by the Trust or NAFCO, other than Federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, of the Trust, shall be paid out of the Administration Fee and shall be paid by the Administrator from the funds that constitute the Administration Fee. The Administration Fee shall be paid to the Administrator solely to the extent that funds are available to make such payment pursuant to Section 4.03, and there shall be no recourse to NAFCO for all or any part of the Administration Fee that is payable from time to time if such funds are at any time insufficient to pay the Administration Fee.

                 Section 3.04 Records of the Administrator and Reports to be Prepared by the Administrator.

                 (a) Keeping of Records and Books of Account. The Administrator shall maintain at all times accurate and complete books, records and account relating to the Receivables, Related Transferred Assets and Contracts and all Collections thereon in which timely entries shall be made.

                 The Administrator shall maintain and implement administrative and operating procedures (including an ability to generate or cause to be generated duplicates of Records evidencing Receivables and the Related Transferred Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information which the Administrator deems reasonably necessary for the collection of all Receivables and Related Transferred Assets.

                 (b) Receivables Reviews. The Administrator shall, during regular business hours upon reasonable advance notice permit the Trustee or the Class B Certificateholder and their respective agents or representatives, at the expense of the Administrator, (i) to examine and make copies of and abstracts from, and to conduct accounting reviews of, all Records in the possession or under the control of the Administrator relating to the Receivables or Related Assets generated by National Auto and (ii) to visit the offices and properties of the Administrator for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to any Receivables or any Related Assets of the Administrator or the Administrator's performance hereunder with any of the Authorized Officers of National Auto or, with the prior consent of an Authorized Officer of National Auto, with employees of National Auto having knowledge of such matters (the examinations set forth in the foregoing clauses (i) and (ii) being herein called an "Administrator Receivables Review"). The Trustee or Class B Certificateholder and their respective agents or representatives shall be entitled to conduct Administrator Receivables Reviews whenever the Trustee or Class B Certificateholder, in its reasonable judgment, deems an Administrator Receivables Review appropriate.

                 (c) Distribution Date Statement. The Administrator shall on each Determination Date, by 12:00 noon (New York City time), prepare and deliver to the Trustee, the Applicable Rating Agencies and the Certificateholders a report substantially in the form of Exhibit C or in such other form as is reasonably acceptable to the Trustee and the Administrator (each such report in the form of Exhibit C (as supplemented) or such other forms being herein called a "Distribution Date Statement"); provided that, with respect to any Distribution Date Statement, if a Force Majeure, a Distribution Date Statement containing all information for each day required to be included therein shall be prepared and delivered to the Trustee, the Certificateholders and the Applicable Rating Agencies by 1:00 p.m. on the second Business Day from the date such Distribution Date Statement was otherwise required to be delivered.

                 (d) Borrowing Reports. Prior to 10:00 a.m. New York City time, on the Business Day on which NAFCO requests a Certificateholder to provide funds in order to increase the principal amount of such Class A Certificate or Class B Certificate, the Administrator shall prepare and deliver to the Trustee a report substantially in the form of Exhibit G (as the same may be supplemented in accordance with any Supplement) or in such other form as is reasonably acceptable to the Trustee (each such report in the form of Exhibit G (as supplemented) or such other forms being herein called a "Borrowing Report").

                 (e) Compliance Statements. The Administrator shall deliver to NAFCO and to the Trustee, on or before April 30 of each year (beginning April 30, 1995) a certificate signed by a financial officer stating that
     (1) a review of its activities relating to the administration of the Receivables during the prior year ending December 31 and performance under this Agreement has been made under such officer's supervision, and (2) to the best of such officer's knowledge, based on such review, the Administrator has fulfilled all its obligations performance under this Agreement throughout the period covered by such certificate, or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officer and the nature and status thereof.

                 (f) Annual Independent Public Accountant's Administration Report. The Administrator shall, no later than September 30 of each year (commencing September 30, 1995), cause either Arthur Andersen & Co., Price Waterhouse, Coopers & Lybrand, Deloitte & Touche, Ernst & Young, KPMG Peat Marwick or BDO Siedman (or any of their successors in interest) (which firm may also render other services to the Administrator or any Affiliate thereof) to furnish a report, as of June 30 of such year, to NAFCO, the Seller, each Applicable Rating Agency and the Trustee, which accounting firm is performing certain agreed upon procedures with respect to certain documents and records relating to the administration of the Receivables set forth as Exhibit F hereto and which accounting firm states that, based upon such agreed-upon procedures, no matters came to its attention that caused it to believe that such administration was not conducted in compliance with this Agreement except for such exceptions or errors as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement. In the event such firm requires the Trustee to agree to the procedures performed by such firm, NAFCO shall direct the Trustee in writing to so agree; it being understood and agreed that the Trustee will deliver such letter of agreement in conclusive reliance upon the direction of NAFCO, and the Trustee makes no independent inquiry or investigation as to, and shall have no obligation or liability in respect of, the sufficiency, validity, or correctness of such procedures. Each such accountant's report shall state that the accountants have compared the amounts contained in one randomly selected Distribution Date Statement from each fiscal quarter delivered by the Administrator during the period covered by such report with the records from which such amounts were derived and that, on the basis of such comparison, such accountants are of the opinion that the amounts are in agreement with such records, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report. Notwithstanding the foregoing, the Required Certificateholders shall have the ability to waive this requirement.

                 Section 3.05 Rights of the Trustee.

                 (a) Each of NAFCO and the Administrator hereby authorizes the Trustee, from time to time after the designation of an Administrator other than National Auto pursuant to Section 10.02, to take any and all steps in NAFCO's name and on behalf of NAFCO and the Administrator which are necessary or appropriate, in the reasonable determination of the Trustee, to collect all amounts due under any and all Receivables or Related Transferred Assets, including endorsing the name of NAFCO or the Seller on checks and other instruments representing Collections and enforcing such Receivables and the Related Transferred Assets.

                 (b) NAFCO hereby irrevocably appoints the Trustee to act as NAFCO's attorney-in-fact, with full authority in the place and stead of NAFCO and in the name of NAFCO or otherwise, from time to time after the designation of an Administrator other than National Auto pursuant to
     Section 10.02, to take (subject to the same protections which are afforded the Trustee in Section 11.14 hereof) any action and to execute any instrument or document that the Trustee, in its reasonable determination, may deem necessary to accomplish the purposes of this Agreement, including:

                    (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Receivable or any Related Transferred Asset;

                    (ii) to receive, endorse, and collect any drafts or other
               instruments, documents and chattel paper, in connection with clause (i) above;

                    (iii) to file any claims or take any action or institute any proceedings which the Trustee in its reasonable determination may deem necessary or appropriate for the collection of any of the Receivables or any Related Transferred Asset or otherwise to enforce the rights of the Trustee and the Certificateholders with respect to any of the Receivables or any Related Transferred Asset; and

                    (iv) to perform the affirmative obligations of NAFCO under any Transaction Document.

NAFCO hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 3.05(b) is irrevocable and coupled with an interest.

                    Section 3.06 Further Action Evidencing Transfers.

                    (a) Each of NAFCO and the Administrator agrees that from
               time to time, as an expense of the Administrator paid out of the Administration Fee, it will promptly execute and deliver (or cause any sub-Servicer to execute and deliver) all further instruments and documents, and will promptly take all further action (or cause any sub-Servicer to take all further action) as may be necessary or desirable in order to perfect, protect or more fully evidence the conveyances hereunder, or to enable the Certificateholders or the Trustee to exercise or enforce any of their respective rights hereunder or under any other Transaction Document. Without limiting the generality of the foregoing, NAFCO (or, in the case of clause (ii) below, the Administrator) will, or will cause the Administrator to:

                         (i) execute and file such financing or continuation
                    statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be required from time to time pursuant to Section 7.02(c) or as the Trustee reasonably determines necessary or desirable; and

                         (ii) mark its master data processing records that
                    evidence or list Receivables or Related Transferred Assets as described in Section 2.01(d).

The Administrator shall cause all financing statements and continuation statements and any other necessary documents relating to the right, title and interest of the Trustee (for the benefit of the Certificateholders) in and to the Trust Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the right, title and interest of the Trustee hereunder (for the benefit of the Certificateholders) in and to all property comprising the Trust Assets. The Administrator shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. NAFCO shall cooperate fully with the Administrator in connection with the obligations set forth above and will execute any and all documents which are reasonably required to fulfill the intent of this Section 3.06.

               (b) If NAFCO or the Administrator fails to perform any of its agreements or obligations under any Transaction Document and does not remedy such failure within the applicable cure period, if any, then the Trustee or its designee may (and shall if requested by the Required Certificateholders) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of the Trustee or its designee incurred in connection therewith shall be payable by the Administrator as provided in Section 11.05 and (if applicable) by NAFCO as provided in Section 7.03. If, at any time, NAFCO or the Administrator fails to file any financing statement or continuation statement, or amendment thereto or assignment thereof, that is required to be filed pursuant to this Agreement or any of the other Transaction Documents, the Trustee may (and shall if requested by the Required

          Certificateholders), and NAFCO and the Administrator hereby authorize the Trustee to, file such financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Receivables or the Related Transferred Assets now existing or hereafter arising in the name of NAFCO or the Administrator as an expense of the Administrator paid out of the Administration Fee.

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                    ALLOCATION AND APPLICATION OF COLLECTIONS

                 Section 4.01 Rights of Certificateholders. Each Certificate shall represent a fractional undivided ownership interest in the Trust, consisting of, among others, a right to receive Collections, funds on deposit in the Trust Accounts and other Trust Assets, to the extent and at the times provided herein, in payment of the principal amount of such Certificate (which principal amount shall vary from time to time in accordance with the terms of this Agreement) and interest accrued on the principal amount of any Certificate from time to time at the applicable Certificate Rate, and other Obligations owed to the Holder of a Certificate (all such undivided interests being herein collectively called the "Certificate Interest").

                 In addition, the Class C Certificate shall represent the ownership interest in the remainder of the Trust Assets not allocated pursuant to this Agreement to the Certificate Interest, including the right to receive payments at the times and in the amounts specified in this
     Article IV to be paid in respect of the Class C Certificates (the "Residual Interest").

                 Section 4.02 Establishment of Trust Accounts.

               (a) The Trustee shall establish and maintain in the name of the Trustee, on behalf of the Trust and for the benefit of the Certificateholders, the segregated trust accounts referred to in clauses (b) and (c) below and listed on Exhibit D hereto (and such additional accounts as may be required by any Supplement). Each of the Trust Accounts shall be established and maintained in the Corporate Trust Office of the Trustee or as provided in Section 4.02(d) below and shall bear a designation clearly indicating that funds deposited therein are held for the benefit of the Certificateholders.

               (b) All Collections and all other Trust Assets consisting of cash or cash equivalents shall be deposited in a segregated trust account (the "Certificate Account") within two (2) Business Days of receipt. Funds on deposit in the Certificate Account will be allocated as provided in Section 4.03.

               (c) From time to time prior to the occurrence of an Amortization Event, the purchase price for purchases of Trust Interests by Certificateholders pursuant to the applicable Certificate Purchase Agreement will be deposited by the Trustee in a segregated trust account (the "Excess Funding Account"). On any Business Day, the Administrator may cause the Trustee to withdraw from the Excess Funding Account and distribute to NAFCO amounts on deposit therein, provided, (i) that no Amortization
          Event shall have occurred and be continuing, and (ii) after giving effect to such withdrawals from or deposits into the Excess Funding Account, there shall not exist any Overcollaterallization Deficit.
          In addition, funds on deposit in the Excess Funding Account shall be withdrawn from the Excess Funding Account and deposited in the Certificate Account in accordance with Section 4.03(c).

               (d) Interest accrued on any class of Certificates that is not distributable to Certificateholders on the Distribution Date relating to such Interest Period shall be deposited in a segregated trust account (the "Accrued interest Account") pursuant to Section 4.03(a)(v). The Trustee shall, on the Business Day preceding the Distribution Date on which such funds a redistributable to Certificateholders, withdraw such funds from the Accrued interest Account and deposit such funds in the Certificate Account for application on such Distribution Date pursuant to Section 4.03(a).

               (e) The Certificate Account shall be held by the Trustee for the benefit of all Certificateholders. Each Trust Account shall be maintained in the Corporate Trust Office of the Trustee or with a bank which is organized under the laws of the United States or any state which is a member of the FDIC and has a certificate of deposit rating in the highest investment category granted by the Applicable Rating Agency or otherwise approved by each Applicable Rating Agency.

               (f) The Trustee shall possess (for its benefit and for the benefit of the Certificateholders) all right, title and interest in and to all funds on deposit from time to time in each of the Trust Accounts and in all proceeds thereof. The Trust Accounts shall be under the sole dominion and control of the Trustee for the benefit of the applicable Certificateholders. Pursuant to the authority granted to the Administrator, the Administrator shall have the power, revocable at any time by the Trustee or by the Trustee at the direction of the Majority Certificateholders, to instruct the Trustee to make withdrawals and payments from the Trust Accounts for the purposes of carrying out the Administrator's or the Trustee's duties hereunder.

                 Section 4.03 Distributions.

                 In the manner and to the degree set forth in the applications of Collections described below in Section 4.03(a), the rights of the Class B and Class C Certificateholders to receive distributions shall be and hereby are subordinated to the rights of the Class A Certificateholders to receive distributions, and the rights of the Class C Certificateholders to receive distributions shall be and hereby are subordinated to the rights of the Class A and Class B Certificateholders to receive distributions. On each Distribution Date, the Trustee (based on the information contained in the Distribution Date Statement delivered on the related Determination Date pursuant to Section 3.04(c)) shall make the following distributions from the Certificate Account in the following order of priorities, satisfying in full, to the extent required and possible, each priority before making any distribution with respect to any succeeding priority:

          (a) All Collections, Investment Proceeds in respect of the related Calculation Period, the aggregate Purchase Amounts for Receivables repurchased pursuant to Section 2.04 in respect of the related Calculation Period and any amounts withdrawn from the Excess Funding Account and deposited in the Certificate Account pursuant to Section 4.03(c) and funds withdrawn from the Accrued Interest Account and deposited in the Certificate Account on such Distribution Date pursuant to Section 4.02(d) hereof shall be applied in the following priority:

                 (i) to the Backup Servicer and Administrator, an amount equal to the sum (such sum, the "Clause (1) Amounts") of (1) one-half (1/2) of the Administration Fee and (2) all unpaid amounts from prior Calculation Periods distributable pursuant to this subsection (i), if any, such Clause (i) Amounts to be paid as follows: first, to the Backup Servicer, an amount equal to the servicing fee, any other fees, expenses and indemnities payable to the Backup Servicer (each as set forth in the Back-up Servicing Agreement) and second, to the Administrator, the remainder of such Clause (i) Amounts; provided, however, that if the Backup Servicer shall be the Successor Administrator, the Servicer (as defined in the Portfolio Servicing Agreement) shall be paid the servicing fee (as set forth in the Portfolio Servicing Agreement) in lieu of the Administration Fee and the remainder of the Administration Fee, if any, shall be included in Collections; provided, further, that for so long as Loan Servicing Enterprise shall be servicing the Receivables (whether as Administrator hereunder or as Servicer under the Portfolio Servicing Agreement or any agreement of similar import), it shall be paid any Late Fees as and when payable pursuant to Section 4.03(d) in addition to any amounts owing pursuant to this subsection (i) without regard to any limitation provided by this subsection (i) (all amounts distributable under this subsection (i) to Loan Servicing Enterprise, whether as Backup Servicer, Successor Administrator, or Servicer under the Portfolio Servicing Agreement are hereby referred to as the "LSE Amounts");

                 (ii) subject to Section 11.05 hereof, (A) first, to the Trustee, an amount equal to the Trustee Fee and the reasonable out of pocket expenses of the Trustee due and owing on such Distribution Date and (B) second, to the Custodian, an amount equal to the fees, expenses and indemnities of the Custodian due and owing on such Distribution Date, if any; provided, however, that for each Distribution Date such fees, expenses and indemnities will be no greater than the amount provided for in the Custodian Agreement;

                 (iii) to the Class A Certificateholders, an amount equal to the sum of the Class A Interest Distributable Amount and any outstanding Class A Interest Carryover Shortfall as of the close of business on the preceding Distribution Date;

                 (iv) to the Class B Certificateholders, an amount equal to the sum of the Class B Interest Distributable Amount and any outstanding Class B Interest Carryover Shortfall as of the close of business on the preceding Distribution Date;

                 (v) to the Accrued Interest Account in an amount equal to the excess of (i) interest accrued on the Class A Certificates and Class B Certificates during the related Interest Period over (ii) the sum of the Class A Interest Distributable Amount and the Class B Interest Distributable Amount.

                 (vi) to the Class A Certificateholders, an amount equal to the sum of the Class A Principal Distributable Amount and any outstanding Class A Principal Carryover Shortfall as of the close of business on the preceding Distribution Date;

                 (vii) to the Class B Certificateholders, an amount equal to the sum of the Class B Principal Distributable Amount and any outstanding Class B Principal Carryover Shortfall as of the close of business on the preceding Distribution Date;

                 (viii) to the Reserve Fund in an amount equal to the Reserve Fund Deposit Amount;

                 (ix) on any Distribution Date occurring prior to the Amortization Commencement Date, an amount equal to any Overcollateralization Deficit remaining after giving effect to the distributions pursuant to clause (vi) above and clause (vii) above, either (as specified in the Distribution Date Statement) (a) to the Excess Funding Account or (b) pro rata to the Class A Certificateholders and Class B Certificateholders in reduction of the respective outstanding principal amounts thereof,

                 (x) on any Distribution Date occurring on or after the Liquidation Commencement Date, to the Class A Certificateholders, all remaining funds until the principal balance of the Class A Certificates has been reduced to zero;

                 (xi) on any Distribution Date occurring on or after the Liquidation Commencement Date, to the Class B Certificateholders, all remaining funds until the principal balance of the Class B Certificates has been reduced to zero;

                 (xii) to Loan Servicing Enterprise or any other Backup Servicer and Administrator, (1) the portion of the Administration Fee not distributed pursuant to subsection (i) above (subject to the proviso clauses thereof) and (2) all unpaid amounts distributable pursuant to this subsection (xi) from prior Distribution Dates, if any, the sum of
          (1) and (2) to be paid as follows: first to Loan Servicing Enterprise or any other Backup Servicer, all LSE Amounts, to the extent not distributed pursuant to subsection (i) hereof and second to the Administrator any unpaid Administration Fee to the extent not distributed pursuant to subsection (i) hereof;

                 (xiii) to First Union National Bank, any amounts paid by it or required to be paid by it pursuant to this Agreement, the Backup Servicing Agreement or the Portfolio Servicing Agreement or otherwise in connection with the transaction contemplated hereby; and

                 (xiv) the remainder to the Class C Certificateholder in respect of the Residual Interest.

          (b) [Reserved].

          (c) Commencing with the first Distribution Date occurring on or after the Amortization Commencement Date and on each succeeding Distribution Date, until the balance of funds on deposit in the Excess Funding Account has been reduced to zero, funds on deposit in the Excess Funding Account shall be deposited in the Certificate Account and applied in reduction of the outstanding principal amount of the Certificates in the priority set forth in Section 4.03(a) in an amount equal to the lesser of (i) the balance of funds on deposit in the Excess Funding Account and (ii) the sum of the outstanding principal balances of the Class A and Class B Certificates (or portions thereof) for which the designated interest charges are maturing on the applicable Distribution Date prior to giving effect to distributions made pursuant to Section 4.03(a) on such Distribution Date. In addition, the Administrator may instruct the Trustee on any Distribution Date prior to the Amortization Commencement Date to withdraw funds from the Excess Funding Account and deposit such funds in the Certificate Account for application pro rata to the Class A Certificateholders and Class B Certificateholders in reduction of the respective outstanding principal amounts thereof, such withdrawal and application only to be made to the extent that, after giving effect to such withdrawals and applications and any withdrawals from the Excess Funding Account pursuant to Section 4.02(c), there exists no Overcollaterallzation Deficit.

          (d) (1) Prior to and including the Late Fee Testing Date, Loan Servicing Enterprise, for so long as it shall be Servicer of the Receivables (whether as Administrator hereunder or as Servicer under the Portfolio Servicing Agreement or any agreement of similar import), shall be entitled to retain, as additional compensation, amounts remitted by Obligors as NSF fees, late fees, extension fees or prepayment charges allowed by applicable law ("Late Fees"). On the Late Fee Testing Date, Loan Servicing Enterprise and First Union National Bank shall agree upon the percentage to be included in the definition of the Late Fee Trigger Event. After the Late Fee Testing Date, Loan Servicing Enterprise, for so long as it shall be Servicer of the Receivables (whether as Administrator hereunder or as Servicer under the Portfolio Servicing Agreement or any agreement of similar import), shall be entitled to receive such Late Fees in the amounts, at the times, and from the sources set forth in Section 4.03(d)(2) hereof.

              (2) After the Late Fee Testing Date, Loan Servicing Enterprise or any other Backup Servicer shall deposit all Late Fees received from Obligors into the Collection Account (as defined in the Portfolio Servicing Agreement) and such deposits shall be swept within two Business Days of deposit into the Certificate Account and such amounts shall be included in Available Certificateholder Finance Charge Collections for distribution pursuant to Section 4.03. Provided no Late Fee Trigger Event shall have occurred and be continuing. Certificateholder Finance Charge Collections shall be applied in the manner otherwise set forth in this
      Section 4.03. If a Late Fee Trigger Event shall have occurred and be continuing, Late Fees shall not be available to pay amounts set forth in
      Section 4.03(a)(i) hereof but shall be available for application to pay all amounts owing pursuant to Section 4.03 (a)(ii) through

      Section 4.03(a)(xiii) hereof; provided, further, that any Late Fees not necessary for application in Section 4.03(a)(ii) through Section 4.03(a)(x) hereof shall be paid to Loan Servicing Enterprise, for so long as it shall continue to be Servicer of the Receivables (whether as Administrator hereunder or as Servicer under the Portfolio Servicing Agreement or any agreement of similar import), as additional compensation, payable pursuant to the priority set forth in Section 4.03(a)(xi) hereof.

          Section 4.04 Reserved.

          Section 4.05 Establishment of Reserve Fund. The Administrator, for the benefit of the Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, an account (the "Reserve Fund") which shall be identified as the "Reserve Fund for National Financial Auto Receivables Master Trust (f/k/a NAFCO Auto Receivables Master Trust)" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

          Section 4.06 Application of Reserve Fund.

          (a) If amounts distributed on any Distribution Date pursuant to
      Section 4.03 are not sufficient to make the entire distributions required on such Distribution Date by Section 4.03(a)(iii), (iv), (vi) and (vii), the Administrator shall cause the Trustee to withdraw funds first from the Reserve Fund to the extent available therein, and apply such funds first to complete the distribution pursuant to Section 4.03(a)(iii) through 4.03(a)(vii) in the priority therein provided.

          (b) If, after giving effect to the allocations of, distributions from, and deposits in, the Reserve Fund on any Distribution Date, the amount in the Reserve Fund is greater than (i) in the case of any Distribution Date occurring prior to the Liquidation Commencement Date, the Required Reserve Fund Amount for such Distribution Date, and (ii) in the case of any Distribution Date occurring on or after the Liquidation Commencement Date, the Certificate Principal Amount (after giving effect to distributions in reduction thereof on such Distribution Date), the Administrator shall cause the Trustee to distribute such excess amount to the holders of the Class C Certificates. Upon payment in full of the outstanding principal balance of the Certificates plus all outstanding interest and other amounts owing in respect of the Certificates, any funds remaining on deposit in the Reserve Fund shall be paid to the holders of the Class C Certificates.

          Section 4.07 Investment of Funds in Trust Accounts. On any day when funds on deposit in any Trust Account shall exceed $100,000.00 (after giving effect to the allocations of such funds required by this Article IV), and at such other times as investment is practicable, the Trustee, at the written direction of the Administrator, shall invest and reinvest monies on deposit in such Trust Account (in the name of the Trustee) in such Eligible Investments as are specified in a notice from the Administrator, subject to the restrictions set forth hereinafter. The Trustee shall, at the direction of the Administrator:
(a) invest the funds in the Excess Funding Account in Eligible Investments that mature not later than one Business Day preceding the next succeeding Distribution Date (or, if earlier, the Business Day next preceding the Scheduled Amortization Commencement

Date or the Final Scheduled Payment Date): (b) invest all other funds in the Trust Accounts in Eligible Investments that mature not later than one Business Day preceding the next succeeding Distribution Date (or, if earlier, the Business Day next preceding the Scheduled Amortization Commencement Date or the Final Scheduled Payment Date). All Eligible Investments made from funds in any Trust Account, and the interest, dividends and income received thereon and therefrom and the net proceeds realized on the sale thereof, shall be deposited in such Trust Account. The Trustee may liquidate an Eligible Investment prior to maturity if such liquidation would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. In the absence of negligence of the Trustee or willful misconduct by the Trustee, the Trustee shall have no liability in connection with investment losses incurred on Eligible Investments. It is intended for income tax purposes that the income earned through investment of funds in the Trust Accounts shall be treated as income of the Class C Certificateholders.

          Section 4.08 Attachment of Trust Accounts. If the Trustee receives written notice that any account designated as a Trust Account has or will become subject to any writ, judgment, warrant of attachment, execution or similar process, the Trustee shall (notwithstanding any other provision of the Transaction Documents) promptly notify NAFCO, the Administrator and the Certificateholders thereof, and shall not deposit or transfer funds into such Trust Account but shall cause funds otherwise required to be deposited into such Trust Account to be held in another account pending distribution of such funds in the manner required by the Transaction Documents.

          Section 4.09 Release of Assets. Notwithstanding anything to the contrary contained herein or in any other Transaction Document, no Receivable shall be released from the Trust unless and until the Required
Certificateholders shall have given their prior written consent.

                                   ARTICLE V

                         REPORTS TO CERTIFICATEHOLDERS

          SECTION 5.01 Information to Certificateholders.

          Distribution Date Statement. Within two Business Days after each Distribution Date, the Trustee shall send to each Certificateholder a copy of a monthly report prepared by the Administrator in the form of Exhibit C by first-class mail, postage prepaid, to the address of such Certificateholder that is indicated in the Certificate Register.

          Section 5.02 Notice of Early liquidation at Seller Election. If NAFC0 shall receive a notice from the Seller, pursuant to Section 8.1 of the Purchase Agreement, to the effect that the Seller desires to terminate its agreement to sell Receivables to NAFCO, NAFCO shall deliver a copy of such notice to the Trustee, and the Trustee shall deliver a copy of such notice to each Certificateholder and to the Applicable Rating Agencies, as soon as practicable (and in any event within two Business Days), which notice shall become effective at the time, and subject to the conditions, specified in such notice and in
Section 8.1. of the Purchase Agreement.

          Section 5.03 Annual Tax Information. On or before February 15, of each calendar year, beginning with calendar year 1994, the Administrator on behalf of the Trust, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Certificateholder such information for such preceding calendar year, or the applicable portion thereof during which such Person was a Holder of record of a Certificate, as is required to be provided by an issuer of indebtedness under the Internal Revenue Code to the holders of the issuer's indebtedness and such other customary information as is necessary to enable the Certificateholders to prepare their federal income tax returns. Such obligation of the Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent to, such Certificateholder pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE VI

                                THE CERTIFICATES

          Section 6.01 The Certificates. The Class B Certificates shall be substantially in the form of Exhibit A and the Class C Certificate shall be substantially in the form of Exhibit B. Upon issuance, all Certificates including the Class C Certificate shall be executed and delivered by NAFCO to the Trustee for authentication and redelivery as provided in Section 6.02. Except to the extent provided otherwise in an applicable Supplement, Certificates shall be issued in minimum denominations of $20,000 (and such interests shall not be subdivided in denominations of less than $20,000) and in integral multiples of $20,000 in excess thereof. The Certificates shall initially be issued with an initial aggregate Stated Amount in the amount set out in the related Supplement and Certificate Purchase Agreement.

          Each Certificate shall be executed by manual or facsimile signature on behalf of NAFC0 by an Authorized Officer of the NAFCO Trustee or by any attorney-in-fact duly authorized to execute such Certificate on behalf of any such officer. The Certificates shall be authenticated on behalf of the Trust by manual signature of a duly authorized signatory of the Trustee. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of NAFCO or the Trust (as applicable) shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them ceased to be so authorized prior to the authentication and delivery of such Certificates or do not hold such office on the date of issuance of such Certificates. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder and is entitled to the benefits of this Agreement. Except as otherwise provided in the applicable Supplement, all Certificates shall be dated the date of their authentication.

          Section 6.02 Authentication of Certificates.

          (a) The Trustee will authenticate and deliver the Class B Certificate and the Class C Certificate to NAFCO pursuant to an order from NAFCO to the Trustee.

          (b) On each Subsequent Issuance Date, upon the written order of NAFCO, the Trustee shall authenticate and deliver to NAFCO the Series of Certificates that are to be issued originally on such Subsequent Issuance Date (the "Subsequent Issuance Certificates") pursuant to the applicable Supplement. The Subsequent Issuance Certificates shall be duly authenticated by or on behalf of the Trustee, in authorized denominations equal, in the aggregate, to the aggregate Stated Amounts of such Certificates, in the case of a Series of Certificates.

          Section 6.03 Registration of Transfer and Exchange of Certificates.

          (a) The Trustee, as agent for NAFCO, shall keep, or shall cause to be kept, at the office or agency to be maintained in accordance with the provisions of Section 11.16 a register, in written form or capable of being converted into written form within a reasonable time (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be the Trustee) (the "Transfer Agent and Registrar") shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. NAFCO hereby appoints the Trustee as the initial Transfer Agent and Registrar.

          NAFCO, or the Trustee, as agent for NAFCO (if the Trustee is not then acting as Transfer Agent and Registrar), may revoke such appointment as Transfer Agent and Registrar and remove the then-acting Transfer Agent and Registrar as Transfer Agent and Registrar if the Trustee or NAFCO (as applicable) determines in its sole discretion that the then-acting Transfer Agent and Registrar has failed to perform its obligations under this Agreement in any material respect. The then-acting Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to the Trustee, NAFCO and the Administrator; provided, however, that such resignation shall not be effective and the then-acting Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until NAFCO or the Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to NAFCO and the Person so appointed has given NAFCO or the Trustee written notice that it accepts the appointment. The provisions of Sections 11.01 through 11.05 shall apply to the Transfer Agent and Registrar as if all references to "the Trustee" in the applicable provisions of Sections 11.01 through 11.05 were also references to the Transfer Agent and Registrar.

          It is intended that the registration of Certificates which is described in this Section 6.03(a) comply with the registration requirements contained in Section 163 of the Internal Revenue Code.

          (b) None of the Certificates may be sold, transferred or otherwise disposed of (any such sale, transfer or other disposition, as defined for purposes of this Section 6.03(b), being called a "Sale", with "Sell" having a correlative meaning), except in compliance with this Section 6.03(b). The Certificates will not be registered under the provisions of the Securities Act of 1933 (the "Act") and the Certificateholders, by purchasing their Certificates, acknowledge that the Certificates will not be so registered.

          A Certificateholder may not Sell any of the Certificates held by it unless

               (i) such Sale is to a "qualified institutional buyer" within the meaning of Rule 144A promulgated under the Securities Act ("Rule 144A") that purchases for its own account or for the account of another Person that is a "qualified institutional buyer," (or such Certificateholder reasonably believes its buyer is a "qualified institutional buyer") which Person is aware that the proposed Sale is being made in reliance on Rule 144A and to whom such Sale is being made pursuant to an available exemption from the registration requirements of applicable state securities laws, and, prior to the proposed Sale, such Certificateholder has executed and delivered to the Trustee and NAFCO an investor letter, substantially in the form of Exhibit E; or

               (ii) such Sale is being made pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws and, prior to the proposed Sale, such Certificateholder and the proposed transferee each provide the Trustee and NAFCO with written representations and an opinion of counsel (which way be in-house counsel), in each case satisfactory in form and substance to the Trustee and NAFCO, concerning the proposed Sale and the availability of such exemption.

No Certificateholder or other Person acting on behalf of a Certificateholder shall use any means of general solicitation or distribution in connection with the marketing, sale, transfer or other disposition of any Certificates. The Certificates shall bear a legend substantially as set forth in the form of the Certificate attached to this Agreement pursuant to which such Certificate is issued.

          The provisions of this Section 6.03(b) shall not apply to any Sale of any Certificates in a transaction that is registered under the Securities Act and all applicable state securities laws. None of National Auto or any of its Subsidiaries, NAFCO or the Trustee shall be required to effect any registration of the Certificates under the Securities Act or the Securities Exchange Act of 1934, as amended.

          NAFCO, the Administrator and the Trustee shall make available to any selling Certificateholder and any prospective transferee of Certificates such information within the possession of NAFCO, the Administrator or the Trustee about the Trust, the Trust Assets and the servicing of the Receivables and the Related Transferred Assets as is required to permit such Holder to comply with the requirements of Rule 144A in connection with the resale of Certificates, in any such case promptly after the same is requested.

          (c) In connection with each issuance of a Series of Certificates, the Administrator on behalf of NAFCO will determine whether such Certificates may be purchased by employee benefit plans (as defined in ERISA) and shall cause the Certificates evidencing such Series to bear a legend describing any restrictions on such purchases.

          (d) (i) The holders of the Class C Certificates shall not transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in any Class C Certificate or any interest represented thereby (except with the prior written consent of the Class B Certificateholder), (ii) the purchaser of the Class B Certificates shall at all times retain at least fifty percent (50%) of the Class B Certificates and shall not transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in such Certificates, and any attempt to transfer, assign, exchange, convey, pledge, hypothecate or grant a security interest in such Class C Certificates or such Class B Certificates or any interest represented thereby shall be void and of no effect.

          (e) Subject to the requirements of Sections 6.03(b), 6.03(c) and, if applicable, Section 6.03(d) having been fulfilled, upon surrender for registration of transfer of any Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, NAFCO shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the appropriate Class and Series which are in authorized denominations of like aggregate fractional interest in the Certificate Interest, and, in the case of each Certificate, which bear numbers that are not contemporaneously outstanding.

          At the option of a Certificateholder, such Holder's Certificates may be exchanged for other Certificates of the same Class and Series (and bearing the same interest rate as the Certificate surrendered for registration of exchange) of authorized denominations of like aggregate fractional interests in the Certificate Interest and bearing numbers that are not contemporaneously outstanding, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, NAFCO shall execute, and the Trustee shall authenticate and deliver, the appropriate number of Certificates of the Class and Series which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

          No service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar or any co-transfer agent and co-registrar may require any Certificateholder that is transferring or exchanging one or more Certificates to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for registration of transfer and exchange shall be canceled and disposed of in a manner satisfactory to the Trustee.

          (f) Certificates may be surrendered for registration of transfer or exchange at the office of the Transfer Agent and Registrar designated in
      Section 13.05.

          Section 6.04 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its, satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them and NAFCO to hold each of them, the Trust and NAFCO harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, NAFCO shall execute and, upon the request of NAFCO, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed lost or stolen Certificate, a new Certificate of like Class, Series, tenor, terms and principal amount and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Certificate under this Section 6.04, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.04 shall constitute conclusive and indefeasible evidence of ownership of an interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all Certificates of the same Class and Series that are duly issued hereunder.

          Section 6.05 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, NAFCO, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article IV and for all other purposes whatsoever, and none of NAFCO, the Trustee, the Paying Agent, the Transfer Agent and Registrar or any agent of any of them shall be affected by any notice to the contrary. Any Certificate held by NAFCO or an Affiliate thereof shall be deemed not to be outstanding for purposes of determining Majority Certificateholders or Required Certificateholders.

          Section 6.06 Appointment of Paying Agent. The Paying Agent shall initially be the Trustee. NAFCO hereby appoints the Paying Agent as its agent to make distributions to Certificateholders from the Certificate Account pursuant to Section 4.03 and to report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the certificate Account for the purpose of making the distributions referred to above. The Trustee or, at any time when the Trustee is also the Paying Agent, NAFCO may revoke such power of the Paying Agent and remove the Paying Agent if the Trustee or NAFCO (as applicable) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this agreement in any material respect. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' prior written notice to the Trustee, NAFCO, the Administrator and the Applicable Rating Agencies. In the event that the Trustee shall no longer be the Paying Agent, the Trustee shall appoint a successor Paying Agent (which shall be a bank or trust company) reasonably acceptable to NAFCO, which appointment shall be effective on the date on which the Person so appointed gives the Trustee written notice that it accepts the appointment. The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such successor Paying Agent or additional

Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee, and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 11.01 through 11.05 shall apply to the Paying Agent as if all references in the applicable provisions thereof to "the Trustee" were also references to the Paying Agent.

          Section 6.07 Access to List of Certificateholders' Names and Addresses. The Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to NAFCO, the Administrator or the Paying Agent, within two Business Days after receipt by the Trustee of a request therefor from the Administrator or the Paying Agent, respectively, in writing, a list in such form as the Administrator or the Paying Agent may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If any Holder or group of Holders of the Certificates in any Series evidencing not less than 10% of the aggregate unpaid principal amount of such Series (the "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement, any Supplement or the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Trustee, after having been indemnified to its reasonable satisfaction by the Applicant for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicant access during normal business hours to the most recent list of Certificateholders held by the Trustee, within five Business Days after the receipt of such application and indemnification. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicant's request.

          Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, NAFCO, the Administrator nor any of their respective agents, shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.

          Section 6.08 Authenticating Agent.

          (a) The Trustee may appoint one or more Authenticating Agents (each an "Authenticating Agent") with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Either the Trustee or the Authenticating Agent, if any, then appointed and acting on behalf of the Trustee shall authenticate the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be reasonably acceptable to NAFCO.

          (b) Any institution succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent without the execution or filing of any document or any further act on the part of the Trustee, such Authenticating Agent or any other Person.

          (c) An Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to NAFCO. The Trustee may at any time terminate the agency of an Authenticating Agent by giving notice of termination to such Authenticating Agent and to NAFCO. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be acceptable to the Trustee or NAFCO, the Trustee may promptly appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless acceptable to the Trustee and NAFCO.

          (d) The Administrator agrees to pay to each Authenticating Agent (if any), as an expense of the Administrator paid out of the Administration Fee, reasonable compensation from time to time for services performed by such Authenticating Agent under this Section 6.08.

          (e) The provisions of Sections 11.01, 11.02, 11.03, 11.04 and 11.05 shall be applicable to any Authenticating Agent as if the references in the applicable provisions thereof to "the Trustee" were also references to the Authenticating Agent.

          (f) Pursuant to an appointment made under this Section 6.08, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

              "This is one of the Certificates described in the Supplement dated as of ___________ __, 199_.

                                   _________________________, as Trustee

                                   By:
                                      ------------------------------------------
                                       as Authenticating Agent for the Trustee,


                                   By:
                                      ------------------------------------------
                                              Authorized Officer."

          Section 6.09 Tax Treatment. It is the intent of NAFCO and the Certificateholders that, for federal, state and local income and franchise tax purposes, the Class A and Class B Certificates will be treated as evidence of indebtedness secured by the Trust Assets and the Trust will not be characterized as an association taxable as a corporation. NAFCO, by entering into this Agreement, and each Certificateholder, by its acceptance of its Certificate, agree to treat the Class A and Class B Certificates for federal, state and local income and franchise tax purposes as indebtedness. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties.

          Section 6.10 Changes in Amount of Certificates.

          (a) The outstanding principal amount of a Certificate shall at no time exceed the Stated Amount then applicable to such Certificate. The Stated Amount of a Certificate may be increased or decreased from time to time by NAFCO, with the prior written consent of the Holder of such Certificate, if the Rating Agency Condition shall have been satisfied on or prior to the effective date of such proposed increase or decrease (as the case may be).

          (b) NAFCO may, pursuant to the Certificate Purchase Agreement or Supplement that applies to a particular Certificate, request the Holder of such Certificate to provide funds to the Trustee in respect of such Holder's Certificate in order to increase the then outstanding principal amount of such Certificate, which requested increase shall be subject to the further provisions of this Section 6.11(b) and to the provisions of such Certificate Purchase Agreement or Supplement. NAFCO may make such a request at any time prior to the occurrence of an Amortization Event and provided that there shall not exist an Overcollateralization Deficit and shall make any such request in a writing that is substantially in the form required by such Certificate Purchase Agreement or the applicable Supplement, appropriately completed, and that is delivered to the Holder of such Certificate at the time required by such Certificate Purchase Agreement or the applicable Supplement. The outstanding principal amount of such Holder's Certificate shall be increased on the Business Day on which such Holder provides to the Excess Funding Account immediately available funds in the amount of the requested increase by an amount equal to the amount of such funds.

                                  ARTICLE VII

                                     NAFCO

          Section 7.01 Representations and Warranties of NAFCO Relating to NAFCO an the Transaction Documents. On the date hereof and on each date Receivables are transferred hereunder, NAFCO hereby represents and warrants that:

          (a) Organization and Good Standing. NAFCO is a business trust duly organized and validly existing in good standing under the laws of the State of Delaware and has full power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted. NAFCO had at all relevant times and now has all necessary power, authority, and legal right to acquire, own and transfer the Receivables and the Related Transferred Assets.

          (b) Due Qualification. NAFCO is duly qualified to do business and is in good standing as a business trust, and has obtained all necessary licences and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualification, licenses or approvals and where the failure so to qualify, to obtain such licenses and approvals or to preserve and maintain such qualification. licenses or approvals could have a Material Adverse Effect.

          (c) Power and Authority; Due Authorization. NAFCO has (i) all necessary power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (B) perform its obligations under this Agreement and the other Transaction Documents to which it is a party, (C) transfer, assign, set-over and convey its right, title and interest in, to and under the Receivables, the Related Transferred Assets and the funds in the Trust Accounts on the terms and subject to the conditions herein and therein provided and (ii) duly authorized by all necessary action such transfer, assignment, set-over and conveyance and the execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions provided for in this Agreement and the other Transaction Documents to which it is a party.

          (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to which NAFCO is a party when executed and delivered will constitute, a legal, valid and binding obligation of NAFCO, enforceable against NAFCO in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other transaction documents to be signed by NAFCO and the fulfillment of the terms hereof and thereof will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) NAFCO Trust Agreement or (B) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which NAFCO is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents, or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule, or regulation applicable to NAFCO or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over NAFCO or any of its properties, which conflict, violation, breach, default or Adverse Claim, individually or in the aggregate, could have a Material Adverse Effect.

          (f) No Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of NAFCO, threatened against NAFCO before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality and (ii) NAFCO is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority, that, in the case of each of foregoing clauses (i) and (ii),
      (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the transfer of any Receivables or Related Transferred Assets to the Trust, the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that would materially and adversely affect the performance by NAFCO of its obligations under this Agreement or any other Transaction Document or the validity or enforceability of this Agreement or any other Transaction Document, (D) seeks to affect adversely the income tax attributes of the transfers hereunder or the Trust under the United States federal income tax system or any state income tax system or (E) individually or in the aggregate for all such actions, suits, proceedings and investigations, could have a Material Adverse Effect.

          (g) Governmental Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by NAFCO, and all notices to and filings with any Governmental Authority that are required to be made by NAFCO, in the case of each of the foregoing in connection with the transfer of Receivables and Related Transferred Assets to the Trust or the execution, delivery and performance by NAFCO of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect, except where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, could not have a Material Adverse Effect.

          (h) Offices. NAFCO's principal place of business and chief executive office is located at the address set forth under NAFCO's signature hereto, and the offices where NAFCO and the Administrator keep all Records and all Contracts, purchase orders and agreements related to the Receivables and the Related Transferred Assets (and all original documents relating thereto) are located at the addresses specified in Schedule 7.01(h) (or at such other locations, notified to the Administrator and the Trustee in accordance with Section 7.02(c), in jurisdictions where all action required by Section 7.02(c) has been taken and completed).

          (i) Investment Company Act. NAFCO is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

          (j) Margin Regulations. No use of any funds obtained by NAFCO under this Agreement will conflict with or contravene any of Regulations G, T, U and X promulgated by the Federal Reserve Board from time to time.

          (k) Quality of Title.

                (i) Immediately before each transfer to the Trust to be made by NAFCO under this Agreement, each Receivable and Related Asset of NAFCO which is then to be transferred to the Trust hereunder, and the related Contracts, shall be owned by NAFCO free and clear of any Adverse Claim (other than the Adverse Claim of the Trustee); and NAFCO shall have made all filings and shall have taken all other action under applicable law in each relevant jurisdiction in order to protect and perfect the ownership interest of the Trust and its successors in such Receivables and Related Assets against all creditors of, and purchasers from, NAFCO or an other person.

                (ii) Whenever NAFCO makes a purchase under the Purchase Agreement or accepts a contribution under NAFCO Trust Agreement, it shall have acquired a valid and perfected first priority ownership interest in each Transferred Asset, free and clear of any Adverse Claim (other than any Adverse Claim arising solely as the result of any action taken by NAFCO under the Purchase Agreement or under this Agreement).

                (iii) No effective financing statement or other instrument similar in effect that covers all or part of any Receivable, any interest therein or any Related Asset with respect thereto is on file in any recording office except (x) such as may be filed (A) in favor of Seller in accordance with the Contracts, (B) in favor of NAFCO pursuant to the Purchase Agreement or NAFCO Trust Agreement and (C) in favor of the Trustee, for the benefit of the Certificateholders, in accordance with this Agreement and (y) such as may have been identified to NAFCO prior to the Closing Date and termination statements relating to which have been placed with LEXIS Document Services for filing on the Closing Date or the first Business Day thereafter.

                (iv) No purchase of an interest in any Receivable or Related Asset of National Auto by NAFCO from National Auto constitutes a fraudulent transfer fraudulent conveyance under the United States Bankruptcy Code or applicable state bankruptcy or insolvency laws or is otherwise void or voidable or subject to subordination under similar laws or principles or for any other reason.

                (v) The purchase of Receivables and Related Assets by NAFCO from National Auto constitutes a true and valid sale of such Receivables and Related Assets under applicable state law and true and valid assignments and transfers for consideration (and not merely a pledge of such Receivables and Related Assets for security purposes), enforceable against the creditors of National Auto, and no Receivables or Related Assets transferred to NAFCO under the Purchase Agreement or under NAFCO Trust Agreement shall constitute property of National Auto.

          (1) Accuracy of Information. All written information furnished on and after the Closing Date by NAFCO to the Administrator, the Trustee or any Certificateholder pursuant to or in connection with any Transaction Document or any transaction contemplated herein or therein shall not contain any untrue statement of a material fact or omit to state material facts necessary to make the statements made not misleading, in each case on the date such statement was made and in light of the circumstances under which such statements were made or such information was furnished.

          (m) Compliance with Applicable Laws. NAFCO is in compliance with the requirements of all applicable laws, rules, regulations, and orders of all Governmental Authorities (federal, state, local or foreign, and including environmental laws), a violation of any of which, individually or in the aggregate for all such violations, could have a Material Adverse Effect.

          (n) Valid Transfer. Each transfer made by NAFCO pursuant to this Agreement constitutes a valid transfer and assignment of all of its right, title and interest in, to and under the Receivables and the Related Transferred Assets to the Trust which is perfected and of first priority under the UCC and otherwise enforceable against creditors of, and purchasers from, NAFCO and National Auto and free and clear of any Adverse Claim (other than any Adverse Claim of the Trustee).

          The representations and warranties set forth in this Section 7.01 shall survive the transfer and assignment of the Receivables and the other Trust Assets to the Trust. Upon discovery by NAFCO, the Administrator or a Responsible officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other parties to this Agreement within three Business Days following such discovery. The Trustee's obligations in respect of discovering any such breach are limited as provided in Section 11.02(g).

          Section 7.02 Covenants of NAFCO. From the Closing Date until the date following the Amortization Commencement Date on which the Certificate Invested Amount shall be reduced to zero and all Obligations of NAFCO and the Administrator to the Certificateholders that have ever been outstanding hereunder shall have been finally and fully paid and performed, NAFCO hereby covenants that NAFCO will:

          (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including those relating to the Receivables, the Related Transferred Assets, the funds in the Trust Accounts and the related Contracts and any other agreements related thereto), where the failure so to comply, individually or in the aggregate for all such failures, could have a Material Adverse Effect.

          (b) Preservation of Trust Existence. Preserve and maintain its trust existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign trust in each jurisdiction where the failure to preserve and maintain such existence, rights. franchises, privileges and qualifications could have a Material Adverse Effect.

          (c) Location of Records and Offices. Keep its principal place of business and chief executive office, and (and will cause the Servicer to) keep substantially all Records, Contracts and other agreements related to the Receivables and the Related Transferred Assets (and all original documents relating thereto), at the addresses referred to in Schedule
      7.01 (h). NAFCO will at all times maintain its chief executive offices within the United States of America, and will cause any sub-Servicer to maintain at all times each office from which any sub-Servicer services or collects Receivables and Related Transferred Assets and any sub-Servicer's chief executive offices within the United States of America.

          (d) Reporting Requirements of NAFCO. Furnish to the Trustee, the Certificateholders and to the Applicable Rating Agencies:

                (i) Amortization Events. As soon as possible, and in any event within one Business Day after an Authorized Officer of NAFCO has obtained knowledge of the occurrence of any Amortization Event or any Unmatured Amortization Event, a written statement of an Authorized Officer of NAFCO describing such event and the action that NAFCO proposes to take with respect thereto, in each case in reasonable detail;

                (ii) Material Adverse Effect. As soon as possible and in any event within one Business Day after an Authorized Officer of NAFCO has knowledge thereof, written notice that describes in reasonable detail any Adverse Claim against the Trust Assets or any other event or occurrence which, individually or in the aggregate for all such events or occurrences, has had, or could have, in the reasonable, good faith judgment of NAFCO, a Material Adverse Effect;

                (iii) Proceedings. As soon as possible and in any event within three Business Days after an Authorized Officer of NAFCO has knowledge thereof, written notice of (A) any litigation, investigation or proceeding of the type described in Section 7.01(f) or Section
          8.01(g) not previously disclosed to the Trustee and (B) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding; and

                (iv) Other. Promptly, from time to time, such other information, documents, records or reports respecting the Receivables or the Related Transferred Assets or such other information respecting the condition or operations, financial or otherwise, of NAFCO, in each case as the Trustee may from time to time reasonably request in order to protect the interests of the Trustee, the Trust or the Certificateholders under or as contemplated by this Agreement.

          (e) Sales, Liens, Etc. Except for the conveyances hereunder and under the other Transaction Documents, NAFCO will not (i)(A) sell, assign (by operation of law or otherwise) or otherwise transfer to any Person, (B) pledge any interest in, (C) grant, create, incur, assume or permit to exist any Adverse Claim to or in favor of any Person upon or with respect to, or (D) cause to be filed any financing statement or equivalent document relating to perfection that covers. any Receivable, related Contract, Related Transferred Asset or other Trust Asset, or any interest therein, or (ii) assign to any Person any right to receive income from or in respect of any of the foregoing. NAFCO shall defend the right, title and interest of the Trust in, to and under the Trust Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under NAFCO or National Auto.

          In the event that NAFCO falls to keep any Trust Assets free and clear of any Adverse Claim (other than the Adverse Claim of the Trustee arising hereunder and other Adverse Claims permitted by any other Transaction Document), the Trustee may (without limiting its other rights with respect to NAFCO's breach of its obligations hereunder) make reasonable expenditures necessary to release such Adverse Claim. The Trustee shall be entitled to indemnification for any such expenditures pursuant to the indemnification provisions of Section
7.03. Alternatively. the Trustee may deduct such expenditures as an offset to any amounts owed to NAFCO hereunder.

          (f) Mergers, Acquisitions, Sales. Etc. NAFCO shall not

                (i) (A) be a party to any merger or consolidation, or directly or indirectly purchase or other wise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or (B) except pursuant to the Transaction Documents, directly or indirectly, sell, transfer, assign, convey or lease, whether in one transaction or in a series of transactions, all or substantially all of its assets, or sell or assign with or without recourse any Receivables or Related Transferred Assets (other than pursuant hereto);

                (ii) except as contemplated in the Purchase Agreement in connection with NAFCO's purchases of Receivables and Related Assets from the Sellers, (A) make, incur or suffer to exist an investment in, equity contribution to, or payment obligation in respect of the deferred purchase price of property or services from, any Person, or
          (B) make any loan or advance to any Person other than for reasonable and customary operating expenses; or

                (iii) create any direct or indirect Subsidiary or otherwise acquire direct or indirect ownership of any equity interests in any other Person (other than the Trust).

          (g) Change in Name. NAFCO will not change its name or the name under or by which it does business unless NAFCO shall have given the Administrator and the Trustee 30 days' prior written notice thereof and unless, prior to any such change in name, NAFCO shall have filed (or shall have caused to be filed) such financing statements or amendments as the Administrator or the Trustee determines may be necessary to continue the perfection of the Trust's interest in the Receivables, the Related Transferred Assets and the proceeds thereof.

          (h) Change in Business. NAFCO will not engage in any business other than as contemplated by the Transaction Documents, unless the Required Certificateholders consent and the Rating Agency Condition has been satisfied in connection with such amendment or such change in NAFCO's business.

          (i) Amendments to Purchase Agreement. Except as expressly provided otherwise in this Agreement, no amendment, waiver, modification to or consent under the Purchase Agreement shall be made that would adversely affect in any material respect the interests of the Certificateholders or any Enhancement Provider unless there shall have been obtained the prior written consent of the Required Certificateholders and any such Enhancement Provider.

          (j) Enforcement of Purchase Agreement. NAFCO will perform all its obligations under and otherwise comply with the Purchase Agreement and will enforce, for the benefit of the Trust, the covenants and agreements of the Seller in the Purchase Agreement.

          (k) Other Indebtedness. NAFCO shall not (i) create, incur or permit to exist any Indebtedness, Guaranty or liability or (ii) cause or permit to be issued for its account any letters of credit or bankers' acceptances, except for (A) Indebtedness incurred pursuant to NAFCO Notes, (B) other liabilities specifically permitted to be created, incurred or owed by NAFCO pursuant to or in connection with the Transaction Documents and (C) reasonable and customary operating expenses.

          (1) Separate Existence. NAFCO hereby acknowledges that the Trustee and the Certificateholders are, and will be, entering into the transactions contemplated by the Transaction Documents in reliance upon NAFCO's identity as a legal entity separate from National Auto and any other Person. Therefore, from and after the Closing Date, NAFCO shall take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that NAFCO is an entity with assets and liabilities distinct from those of National Auto and any other Person, and that NAFCO is not a division of National Auto or any other Person.

          (m) Acquisition of Receivables. NAFCO will acquire Receivables only
      (i) through its purchase of such Receivables pursuant to the Purchase Agreement or (ii) as a contribution by National Auto to NAFCO in accordance with the NAFCO Trust Agreement.

          (n) Extension or Amendment of Receivables; Change in Credit and Collection Policy or Contracts. The Administrator will not extend, amend or otherwise modify the terms of any Receivable or Contract in a manner that could have a Material Adverse Effect other than in accordance With the Credit and Collection Policy. The Administrator shall not amend or otherwise modify the Credit and Collection Policy, except as permitted herein.

          (o) Amendment of Certificate of Trust. NAFCO will not amend, modify, restate or change in any manner its certificate of trust or the NAFCO Trust Agreement, unless the Rating Agency Condition has been satisfied in connection with, and the Required Certificateholders have consented to, such amendment, modification, restatement or change.

                   The covenants set forth in this Section 7.02 shall survive the transfer and assignment of the Receivables and the other Trust Assets to the Trust. Upon discovery by NAFCO, the Administrator or a Responsible Officer of the Trustee of a breach of any of the foregoing covenants, the party discovering such breach shall give written notice to the other parties to this Agreement within three Business Days following such discovery. The Trustee's obligations in respect of discovering any such breach are limited as provided in Section 11.02(g)

                   Section 7.03 Indemnification by the Class C
Certificateholders.

                   (a) Without limiting any other rights which any Indemnified Party may have hereunder or under applicable law, the Class C Certificateholders hereby agree to indemnify the Trust, the Trustee, each Certificateholder and each of the successors, permitted transferees and assigns of any such Person and all officers. directors, shareholders, controlling Persons, employees and agents of any of the foregoing (each of the foregoing Persons being individually called an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims (whether on account of settlements or otherwise, and whether or not the relevant Indemnified Party is a party to any action or proceeding that gives rise to any Indemnified Losses (as defined below)), judgments, liabilities and related reasonable costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing being collectively called "Indemnified Losses") awarded against or incurred by any of them that arise out of or relate to this Agreement, any other Transaction Document or any of the transactions contemplated herein or therein or the use of proceeds herefrom or therefrom. Payments to be made pursuant to this Section 7.03 shall be paid to the extent that funds are available to make such payments after all amounts to be paid to the Certificateholders pursuant to Section 4.03 shall have been paid, and there shall be no recourse to the Class C Certificateholders for all or any part of any amounts payable pursuant to this Section 7.03 if such funds are at any time insufficient to make all or part of any such payments.

                   Notwithstanding the foregoing (and with respect to clause (b) below, without prejudice to the rights that the Trustee may have pursuant to the other provisions of this Agreement or the provisions of any of the other Transaction Documents), in no event shall any Indemnified Party be indemnified for any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of such Indemnified Party's officers, directors, employees or agents), (b) to the extent the same includes Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to the Class C Certificateholders for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, (c) to the extent such Indemnified Losses are or result from lost profits, (d) to the extent such Indemnified Losses are or result from taxes (including interest and penalties thereon) asserted with respect to (i) distributions on the Certificates, (ii) franchise or withholding taxes imposed on any Indemnified Party other than the Trust or the Trustee in its capacity as Trustee, or (iii) federal or other income taxes on or measured by the net income of such Indemnified Party and costs and expenses in defending against the same, or (e) to the extent such Indemnified Losses constitute consequential, or punitive damages.

                   If for any reason the indemnification provided above in this
Section 7.03 is unavailable to an Indemnified Party or is insufficient to hold an Indemnified Party harmless, then the Class C Certificateholders shall contribute to the amount paid by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Party on the one hand and the Class C Certificateholders on the other hand, but also the relative fault (if any) of such Indemnified Party and the Class C Certificateholders and any other relevant equitable considerations.

                   (b) Notwithstanding anything to the contrary herein, the Class C Certificateholders shall be liable to all creditors of the Trust (but not to Holders of the Certificates) for all liabilities of the Trust to the same extent as it would be if the Trust constituted a partnership under the Delaware Revised Uniform Limited Partnership Act and the Class C Certificateholders were a general partner thereof. Notwithstanding anything to the contrary herein, any such creditor shall be a third party beneficiary of this clause (b).


                                  ARTICLE VIII

                               THE ADMINISTRATOR

                   Section 8.01 Representations and Warranties of the Administrator. On the date hereof, on each date Receivables are transferred and on each Subsequent Issuance Date, the Administrator hereby makes, and any Successor Administrator also shall be deemed to make by its acceptance of its appointment hereunder, the following representations and warranties for the benefit of the Trustee and the Certificateholders:

                   (a) Organization and Good Standing. The Administrator is a corporation duly organized and validly existing in good standing under the laws of its jurisdiction of incorporation and has full power and authority to own its properties and to conduct its business as such properties are presently owned and as such business is presently conducted.

                   (b) Due Qualification. The Administrator is duly qualified to do business and is in good standing (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the administration of the Receivables and the Related Transferred Assets as required by this Agreement requires such qualification, licenses or approvals and where the failure so to qualify, to obtain such licenses and approvals or to preserve and maintain such qualification, licenses or approvals would have a reasonable likelihood of having a material adverse effect on its ability to perform its obligations as Administrator under this Agreement or a Material Adverse Effect.

                   (c) Power and Authority; Due Authorization. The
          Administrator has (i) all necessary power and authority to (A) execute and deliver this Agreement and the other Transaction Documents to which it is a party, and (B) perform its obligations under this Agreement and the other Transaction Documents to which it is a party, and (ii) duly authorized by all necessary action the execution, delivery, and performance of this Agreement and the other Transaction Documents to which it is a party and the consummation of the transactions provided for in this Agreement and the other Transaction Documents to which it is a party.

                   (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to which the Administrator is party when executed and delivered will constitute, a legal, valid and binding obligation of the Administrator, enforceable against the Administrator in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                   (e) No Conflict or Violation. The execution and delivery by the Administrator of this Agreement and the other Transaction Documents to which it is a party, the performance by the Administrator of its obligations hereunder and thereunder and the fulfillment by the Administrator of the terms hereof and thereof that are applicable to it will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) the organizational documents of the Administrator or (B) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which the Administrator is a party or by which it or any of its properties is bound or (ii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule, or regulation applicable to the Administrator or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Administrator or any of its properties, which conflict, violation, breach or default described in clause (i) or clause (ii), individually or in the aggregate, would have a reasonable likelihood of having a Material Adverse Effect.

                   (f) Governmental Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by the Administrator, and all notices to and filings with any Governmental Authority that are required to be made by the Administrator, in the case of each of the foregoing in connection with the execution, delivery and performance by the Administrator of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect (other than the filing of the UCC financing statements referred to in Section 2.03(a), all of which, at the time required in Section 2.03(a), will be duly made), except where the failure to obtain or make such authorization, consent, order, approval, notice or filing would not reasonably be expected to have a Material Adverse Effect.

                   (g) No Proceedings. Except as otherwise disclosed on Schedule 8.01(g), (i) there is no action, suit, proceeding or investigation pending or, to the best knowledge of the Administrator, threatened against the Administrator before any court, regulatory body, arbitrator, administrative agency, or other tribunal or governmental instrumentality and (ii) the Administrator is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority, that, in the case of foregoing clauses (i) and (ii), (A) seeks to affect adversely the income tax attributes of the transfers hereunder or the Trust under the United States federal income tax system or any state income tax system, or (B) individually or in the aggregate for all such actions, suits, proceedings and investigations, would have a reasonable likelihood of having a Material Adverse Effect.

                  The representations and warranties set forth in this Section
8.01 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by NAFCO, the Administrator or a Responsible Officer of the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other parties to this Agreement within three Business Days following such discovery. The Trustee's obligations in respect of discovering any such breach are limited as provided in Section 11.02(g).

                   Section 8.02 Covenants of the Administrator. From the Closing Date until the day following the Amortization Commencement Date on which the Certificate Invested Amount shall be reduced to zero and all Obligations of NAFCO and the Administrator to the Certificateholders that have ever been outstanding under this Agreement shall have been finally and fully paid and performed, the Administrator hereby covenants and agrees, and any Successor Administrator by its acceptance of its appointment hereunder shall be deemed to covenant and agree, as follows for the benefit of the Trust and the Certificateholders:

                   (a) Compliance with Laws, Etc. The Administrator shall maintain in effect all qualifications required under applicable law in order to service properly the Receivables and shall comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders, in each case to the extent the failure to comply with which, individually or in the aggregate for all such failures, would have a reasonable likelihood of having a Material Adverse Effect.

                   (b) Preservation of Existence. The Administrator shall preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a reasonable likelihood of having a Material Adverse Effect.

                   (c) Compliance with Transaction Documents. The Administrator will comply with the terms and provisions of each of the Transaction Documents to which it is a party.

                   (d) Adequate Collection System. (i) The Administrator shall maintain and implement, or cause to be maintained or implemented, administrative and operating procedures reasonably necessary or advisable for the administration, servicing and collection of amounts owing on all Receivables.

                       (ii) The Administrator has reviewed, or will complete its review (within three months of the Effective Date, but in no event later than May 30, 1999) of its operations and those of its subsidiaries to assess whether the Administrator or any of its subsidiaries will have any Year 2000 Problems or will be affected by Year 2000 Problems suffered by any of the

                       Administrator's or its subsidiaries' commercial counter-parties. The Administrator shall develop a written plan, commit adequate resources, and take all other action necessary to assure that its Essential Information Technology (and those of all subsidiaries) functions properly, without experiencing any Year 2000 Problem or causing a Y2KMAE. At the request of the Required Certificateholders, the Administrator will provide the Certificateholders with assurances and substantiations (including, but not limited to, the results of internal and external Audits prepared in the ordinary course of business, and any other third party assessments of the Administrator's year 2000 efforts) acceptable to the Class B Certificateholders as to the capability of the Administrator and its subsidiaries to conduct its and their businesses and operations without experiencing a Year 2000 Problem causing a Y2KMAE.

          The Administrator has developed, or will develop (within three months of the Effective Date, but in no event later than May 30, 1999) a feasible contingency plan to adequately ensure the uninterrupted and unimpaired business operation of the Administrator and its subsidiaries in the event of failure of its own or a third party's system or equipment due to a Year 2000 Problem, including those of vendors, customers, and suppliers, as well as a general failure of or interruption in its communication and delivery infrastructure.

The covenants set forth in this Section 8.02 shall survive the transfer and assignment of the Trust Assets to the Trust. Upon discovery by NAFCO, the Administrator or a Responsible Officer of the Trustee of a breach of any of the foregoing covenants, the party discovering such breach shall give written notice to the other parties to this Agreement within three Business Days following such discovery. The Trustee's obligations in respect of discovering any such breach are limited as provided in Section 11.02(g).

                  Section 8.03 Merger or Consolidation of, or Assumption of the Obligations of, the Administrator. The Administrator shall not consolidate with or merge into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person, unless:

                  (a) (i) the Administrator is the surviving entity or, if the Administrator is not the surviving entity, the Person formed by such consolidation or into which the Administrator is merged or the Person which acquires by conveyance, transfer or sale all or substantially all of the properties and assets of the Administrator shall be organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and, if the Administrator is not the surviving entity, such entity shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee and in form and substance satisfactory to the Trustee, the performance of every covenant and obligation of the Administrator hereunder and under the other Transaction Documents to which the Administrator is a party; and (ii) the Administrator shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel for the Administrator each stating that such consolidation, merger, conveyance, transfer or sale and such supplemental agreement comply with this
         Section 8.03(a) that such supplemental agreement is a valid and binding obligation of such surviving entity enforceable against such surviving entity in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity, and that all conditions precedent in Section 8.03(a)(i) that relate to such transaction have been complied with;

                  (b) the Rating Agency Condition shall have been satisfied in connection with such merger, consolidation or succession; and

                  (c) the Trustee shall have received an officer's Certificate of the Administrator to the effect that the conditions set forth in clauses (a) and (b) have been satisfied.

                  Section 8.04 Administrator Liability. The Administrator shall be liable in accordance with this Agreement only to the extent of the obligations specifically undertaken by the Administrator in such capacity herein and as set forth herein.

                  Section 8.05 Limitation on Liability of the Administrator and Others. No recourse under or upon any obligation or covenant of this Agreement, any Supplement, any Certificate or any other Transaction Document, or for any claim based thereon or otherwise in respect thereof, shall be had against any partner, limited partner, shareholder. officer or director, as such, past, present or future, of the Administrator or of any successor entity, either directly or through the Administrator, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement any Supplement, all other relevant Transaction Documents and the obligations incurred hereunder or thereunder are solely partnership or corporate obligations, and that no such personal liability whatsoever shall attach to, or is or shall be incurred by the general and limited partners, shareholders, officers or directors, as such, of the Administrator or of any successor entity, or any of them, by reason of the obligations, covenants or agreements contained in this Agreement, any Supplement, any of the Certificates or any other Transaction Documents, or implied therefrom; and that any and all such personal liability of, either at common law or in equity or by constitution or statute, and any and all such rights and claims against, every such partner, limited partner, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or covenants contained in this Agreement, any Supplement, any of the Certificates or any other Transaction Documents, or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and any Supplement. The Administrator and any director, officer, employee or agent of the Administrator may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Administrator shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to administer the Receivables in accordance with this Agreement or any Supplement which in its reasonable opinion may involve it in any expense or liability. The Administrator may, in its sole discretion, undertake any such legal action relating to the administration of Receivables and Related Transferred Assets that it may reasonably deem necessary or appropriate for the benefit of the Certificateholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

                                   ARTICLE IX

                              AMORTIZATION EVENTS

         Section 9.01 Amortization Events. Any of the following events shall constitute a "Amortization Event."

         (a) (i) failure on the part of NAFCO or the Administrator to make or cause to be made any payment or deposit, or any delivery of any report, required by the terms of this Agreement, any Supplement, any Certificate Purchase Agreement or the Purchase Agreement on or before five Business Days after date such payment, deposit or delivery is required to be made herein;
    (ii) failure on the part of the Seller to duly observe or perform Sections 6.1(g) and 6.3(a) of the Purchase Agreement or NAFCO to duly observe or perform Sections 7.02(e) or 7.02(n) or clause (i) or (ii) of Section 7.02(d) of this Agreement, or the Trustee to duly observe or perform Section 5.01 of this Agreement, which failure has a Material Adverse Effect and continues unremedied for a period of five Business Days after the date on which written notice of such failure, requiring same to be remedied, shall have been given to NAFCO by the Trustee or to NAFCO and the Trustee by any Certificateholder; or (iii) failure on the part of NAFCO to duly observe or perform any other covenant or agreement of NAFCO set forth in any Transaction Document, which failure has a Material Adverse Effect and continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to NAFCO by the Trustee or to NAFCO and the Trustee by any Certificateholder;

         (b) any representation or warranty made by the Seller in Sections 5.1(d) or 5.1(i) (i), (ii) or (iii) of the Purchase Agreement or by NAFCO in Sections 7.01(k)(i), (ii), or (iii) or 7.0.1(n) of this Agreement shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of five Business Days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given to NAFCO by the Trustee or to NAFCO and the Trustee by any Certificateholder, or any other representation or warranty made by the Seller in the Purchase Agreement or by NAFCO in this Agreement shall prove to have been incorrect in any material respect when made, and continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such breach, requiring the same to be remedied, shall have been given to NAFCO by the Trustee, or to NAFCO and the Trustee by any Certificateholder; provided, however, that a mistake in representation of a Receivable as an Eligible Receivable shall not constitute a Liquidation Event unless and until the Seller or NAFCO, as the case may be, has failed to make any cash payments owed under the Purchase Agreement or this Agreement in respect of the Noncomplying Receivables arising from such misrepresentation;

         (c) an Event of Bankruptcy shall occur with respect to National Auto or NAFCO, or NAFCO shall become unable for any reason to transfer Receivables or Related Transferred Assets to the Trust in accordance with the provisions of this Agreement;

         (d) the Trust shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

         (e) the occurrence and continuance of an Administrator Default;

         (f) the Net Loss Ratio for any Distribution Date exceeds 11% for any Calculation Period;

         (g) the Net Loss Ratio for any Distribution Date exceeds 13% for any Calculation Period;

         (h) the Delinquency Ratio exceeds 11% for any Calculation Period;

         (i) the Delinquency Ratio exceeds 13% for any Calculation Period;

         (j) the Gross Default Ratio for any Calculation Period exceeds 22%;

         (k) the Gross Default Ratio for any Calculation Period exceeds 24%;

         (1) a requirement set forth in clauses (iii) and (iv) of the definition of "Portfolio Requirements" shall not have been satisfied for two consecutive Calculation Periods;

         (m) a requirement set forth in clauses (i) and (ii) of the definition of "Portfolio Requirements" shall not have been satisfied for three consecutive Calculation Periods;

         (n) the Seller shall have ceased selling Receivables to NAFCO pursuant to Section 8.1 of the Purchase Agreement; or

         (o) the hedging requirement set forth in Section 13.24 shall not have been complied with.

Upon the occurrence and continuance of any event described in subsection (c),
(d), (e) or (n) above, subject to the applicable grace period, if any, set forth in such subsection, and to waiver thereof by the Class B Certificateholders, given in each case in their sole discretion, the Liquidation Commencement Date shall occur without any notice or other action on the part of the Trustee or the Certificateholders, immediately upon the occurrence of such event. Upon the occurrence and continuance of any event described in subsections (a)(i), (b),
(g), (i), (k), or (l) above (each such event, and the events described in subsections (c) and (d), a "Liquidation Event"), subject to the applicable grace period, if any, set forth in such subsection, the Trustee may (and, at the direction of the Majority Certificateholders shall) by notice then given in writing to NAFCO and the Administrator, declare that the Liquidation Commencement Date shall have occurred as of the date of NAFCO's receipt of such notice. Upon the occurrence and continuance of any event described in any subsection above other than a Liquidation Event, after the applicable grace period, if any, set forth in such subsection (each, an "Early Amortization Event"), the Trustee may (and, at the direction of the Required Certificateholders shall) by notice then given in writing to NAFCO and the

Administrator, declare that the Early Amortization Commencement Date shall have occurred as of the date of NAFCO's receipt of such notice.

         Notwithstanding the foregoing, a delay in or failure in performance referred to in subsection (a)(i) above for a period of 10 Business Days after the applicable grace period, or in subsections a(ii), a(iii) or (b) above for a period of 30 Business Days after the applicable grace period, shall not constitute an Amortization Event if such delay or failure could not have been prevented by the exercise of reasonable diligence by NAFCO or the Administrator and such delay or failure was caused by an act of God or the public enemy, riots, acts of war, acts of terrorism, epidemics, flood, embargoes, weather, landslides, fire, earthquakes or similar causes. The preceding sentence shall not relieve NAFCO or the Administrator from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and NAFCO and/or the Administrator, as applicable, shall promptly give the Trustee and, in the case of such delay or failure in performance by the Administrator, NAFCO, an Officer's Certificate notifying them of such failure or delay by it.

         Section 9.02 Remedies. Upon the occurrence of an Amortization Event, the Trustee shall have, in addition to all other rights and remedies available to the Trustee under this Agreement or otherwise, (a) the right to apply Collections to the payment of the Obligations of NAFCO and the Administrator under this Agreement or under any of the other Transaction Documents, as provided herein, and, (b) all rights and remedies provided under all other applicable laws, which rights, in the case of each and all of the foregoing, shall be cumulative. The Trustee shall exercise such rights at the direction of the Certificateholders pursuant to (and subject to the limitations specified in)
Section 11.14.

         Section 9.03 Additional Rights Upon the Occurrence of Certain Events.

         (a) If an Event of Bankruptcy shall occur with respect to any of the Class C Certificateholders in this Agreement and the Trust shall be deemed to have terminated on the day of such Event of Bankruptcy; and within 7 Business Days of the date of written notice to the Trustee of such Event of Bankruptcy, the Trustee shall:

             (i) publish a notice in an Authorized Newspaper that an Event of Bankruptcy has occurred with respect to any of the Class C Certificateholders, that the Trust has terminated, and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables and the Related Transferred Assets pursuant to this Agreement in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids (a "Disposition"); and

             (ii) send written notice to the Certificateholders describing the provisions of this Section 9.03 and requesting each Certificateholder to advise the Trustee in writing whether (A) it wishes the Trustee to instruct the Administrator not to effectuate a Disposition, (B) it refuses to advise the Trustee as to the specific action the Trustee shall instruct the Administrator to take or (C) it wishes the Administrator to effect a Disposition.

         If, after 60 days from the day notice pursuant to clause (a)(i) is first published (the "Publication Date") the Trustee shall not have received the written instruction described in sub-clause (A) of clause (a)(ii) from Holders of the Certificates representing in excess of 50% of the outstanding principal amount of each of the Certificates, the Trustee shall instruct the Administrator to effectuate a Disposition, and the Administrator shall proceed to consummate a Disposition. If, however, Holders of the Certificates representing in excess of 50% of the outstanding principal amount of each Class of the Certificates instruct the Trustee not to effectuate a Disposition, the Trustee shall consent to the formation of a new trust, transfer the Trust Assets to such trust, exchange new certificates for the existing Certificates and otherwise continue pursuant to the terms of this Agreement.

         (b) Notwithstanding the termination of this Agreement and the Trust pursuant to clause (a) the proceeds from any Disposition of the Receivables and the Related Transferred Assets pursuant to clause (a) shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV.

         (c) The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Section 9.03 with respect to competitive bids.

         (d) NAFCO or any of its Affiliates shall be permitted to bid for the Receivables and the Related Transferred Assets. The Trustee may obtain a prior determination from any bankruptcy trustee, receiver or liquidator that the terms and manner of any proposed Disposition are commercially reasonable.

         (e) Notwithstanding the termination of this Agreement and the Trust pursuant to clause (a), the Trustee shall continue to have the rights described in Section 9.2 and Article XI, and be subject to direction on terms consistent with those set out in Section 11.14, pending the completion of any Disposition and/or the reconstitution of the Trust.

                                   ARTICLE X

                             ADMINISTRATOR DEFAULTS

         Section 10.01 Administrator Defaults. Any of the following events shall constitute an "Administrator Default":

         (a) any failure by the Administrator in its capacity as Administrator to make any payment, transfer or deposit, or deliver any report, required by any Transaction Document to be made by it or to give instructions or to give notice to the Trustee to make such payment, transfer or deposit, which failure continues unremedied (A) in the case of distributions of interest to the Certificateholders or the delivery of such reports, for three Business Days and (B) in the payments not included in clause (A) above, for five Business Days after the date on which an Authorized Officer of the Administrator has actual knowledge of such failure;

         (b) failure on the part of the Administrator duly to observe or perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement or any other Transaction Document, which failure has a Material Adverse Effect and continues unremedied for a period of 30 days after the earlier to occur of (i) the date on which the Administrator has knowledge thereof and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrator by the Trustee, or to the Administrator and the Trustee by any Certificateholder;

         (c) the Administrator shall assign its duties under this Agreement, except as permitted by Sections 3.01(b) and 8.03;

         (d) any representation, warranty or certification made by the Administrator in any Transaction Document or in any certificate or other document or instrument delivered pursuant to any Transaction Document shall prove to have been incorrect in any material respect when made or delivered, which has a material adverse effect on the Certificateholders of any Series and which material adverse effect continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Administrator by the Trustee, or to the Administrator and the Trustee by any Certificateholder; or

         (e) any Event of Bankruptcy shall occur with respect to the Administrator.

         (f) the Administrator, Master Servicer or Servicer or any Affiliate thereof or any other Person (as such terms are defined in the applicable Transaction Documents and Trust Documents) is terminated or not continued as administrator, servicer or master servicer under any of the Trust Documents or under any securitization or warehouse transaction or any other transaction to which First Union National Bank, or any of its affiliates or subsidiaries is a party;

         (g) any Servicer Default, Servicer Termination Event or any other breach of servicing or administration obligations (which has not been duly waived or cured) under any of the Trust Documents or under any securitization or warehouse transaction or any other transaction to which First Union National Bank, or any of its affiliates or subsidiaries is a party shall occur;

         (h) a Liquidation Event shall occur hereunder (provided, however, that noncompliance with the Portfolio Requirements shall not constitute an Administrator Default hereunder); or

         (i) the Administrator shall fail to have developed a plan to avoid any Year 2000 Problems or a Y2KMAE as required by Section 8.02(d) hereof.

    Notwithstanding the foregoing, in the event of an Administrator Default described in Section 10.01(a) through and including (i) above, then (unless all Class B Certificateholders shall have directed the Trustee and the Administrator otherwise in writing), all (but not less than all) the rights and obligations of the Administrator as Administrator under this Agreement, and to the Receivables, the Related Transferred Assets and the proceeds thereof, shall terminate.

         In the event of any Administrator Default described in (a)-(i), so long as the Administrator Default shall not have been remedied, the Trustee may (and, at the direction of the Required Certificateholders, shall), deliver to National Financial Auto Receivables Master Trust, written confirmation of such termination (a "Termination Notice") indicating the date thereof and the reasons therefor with a copy of such Termination Notice to the Administrator.

         As soon as possible, and in any event within five Business Days, after an Authorized Officer of the Administrator has obtained knowledge of the occurrence of any Administrator Default, the Administrator shall furnish the Trustee, and the Applicable Rating Agencies, and the Trustee shall promptly furnish each Certificateholder, notice of such Administrator Default.

         Notwithstanding the foregoing, a delay in or failure in performance referred to in Subsection (a) above for a period of 10 Business Days after the applicable grace period, or in subsection (b) or (d) above for a period of 30 Business Days after the applicable grace period, shall not constitute an Administrator Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Administrator and such delay or failure was caused by an act of God or the public enemy, riots, acts of war, acts of terrorism, epidemics, flood, embargoes, weather, landslides, fire, earthquakes or similar causes. The preceding sentence shall not relieve the Administrator from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and the Administrator shall promptly give the Trustee, and NAFCO an Officer's Certificate notifying them of such failure or delay by it.

         Section 10.02 Trustee to Act; Appointment of Successor.

         (a) On and after the Administrator's receipt of a Termination Notice pursuant to Section 10.01, the Administrator shall continue to perform all administration functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, until a date mutually agreed upon by the Administrator and the Trustee. The Trustee shall, at the direction of the Required Certificateholders, as promptly as possible after the giving of a Termination Notice, nominate such successor administrator as the Required Certificateholders shall direct (the "Successor Administrator"); provided, however, that such Successor Administrator shall accept its appointment by a written assumption in a form acceptable to the Required Certificateholders. Any Person who is nominated to be a Successor Administrator shall accept its appointment by a written, assumption in form and substance acceptable to the Trustee. In the event that a Successor Administrator has not been appointed or has not accepted its appointment at the time when the Administrator ceases to act as Administrator, the Trustee without further action shall automatically be appointed the Successor Administrator. The Trustee may delegate any of its administration obligations to an affiliate or agent in accordance with
    Section 3.01(b). If the Trustee is prohibited by applicable law from performing the duties of the Administrator hereunder, the Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor

    Administrator hereunder. The Trustee shall give prompt notice to the Applicable Rating Agencies and each Certificateholder upon the appointment of a Successor Administrator.

         (b) After the Administrator's termination, and on the date that a Successor Administrator shall have been appointed by the Trustee and shall have accepted such appointment pursuant to Section 10.02(a) or the date when the Trustee shall have become the Successor Administrator, all authority and power of the Administrator under this Agreement shall pass to and be vested in the Successor Administrator (an "Administration Transfer"); and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Administrator, as attorney-in-fact or otherwise, all documents and instruments, and to do and accomplish all other acts or things that the Trustee reasonably determines are necessary or appropriate to effect the purposes of such Administration Transfer. Upon the appointment of such Successor Administrator and its acceptance thereof, the Administrator agrees that it will terminate its activities as Administrator hereunder in a manner that the Trustee indicates will facilitate the transition of the performance of such activities to the Successor Administrator. The Administrator agrees that it shall use reasonable efforts to assist the Successor Administrator in assuming the obligations to administer the Receivables and the Related Transferred Assets, on the terms and subject to the conditions set forth herein, and to effect the termination of the responsibilities and rights of the Administrator to conduct administration hereunder, including the transfer to such Successor Administrator of all authority of the Administrator to service the Receivables and Related Transferred Assets provided for under this Agreement and all authority over all cash amounts which shall thereafter be received with respect to the Receivables or the Related Transferred Assets. The Administrator shall, within five Business Days after the designation of a Successor Administrator, transfer its electronic records (including software) relating to the Receivables, the related Contracts and the Related Transferred Assets to the Successor Administrator in such electronic form as the Successor Administrator may reasonably request and shall promptly transfer to the Successor Administrator all other records, correspondence and documents necessary for the continued administration of the Receivables and the Related Transferred Assets in the manner and at such times as the Successor Administrator shall request. To the extent that compliance with this Section 10.02(b) shall require the Administrator to disclose to the Successor Administrator information of any kind which the Administrator reasonably deems to be confidential, prior to the transfer contemplated by the preceding sentence the Successor Administrator shall be required to enter into such customary licensing and confidentiality agreements as the Administrator shall reasonably deem necessary to protect its interest. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred in connection with transferring the Receivables, the Related Transferred Assets and all related Records (including the related Contracts) to the Successor Administrator and amending this Agreement and the other Transaction Documents to reflect such succession as Administrator pursuant to this Section 10.02(b) shall be paid by the predecessor Administrator (or, if the Trustee serves as Successor Administrator on an interim basis, the initial Administrator) within 15 days after presentation of reasonable documentation of such costs and expenses.

         (c) Upon its appointment and acceptance thereof, the Successor Administrator shall be the successor in all respects to the Administrator with respect to administration functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on the Administrator by the terms and provisions hereof, and all references in this Agreement to the Administrator shall be deemed to refer to the Successor Administrator.

         (d) All authority and power granted to the Administrator or the Successor Administrator under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01, and shall pass to and be vested in NAFCO and, without limitation, NAFCO is hereby authorized and empowered, on and after the effective date of such termination, to execute and deliver, on behalf of the Successor Administrator, as attorney-in-fact or otherwise, all documents and other instruments and to do and accomplish all other acts or things that NAFCO reasonably determines are necessary or appropriate to effect the purposes of such transfer of administration rights. The Successor Administrator agrees to cooperate with NAFCO in effecting the termination of the responsibilities and rights of the Successor Administrator to conduct administration of the Receivables and the Related Transferred Assets. The Successor Administrator shall, within five Business Days after such termination, transfer its electronic records relating to the Receivables and the Related Transferred Assets to NAFCO in such electronic form as NAFCO may reasonably request and shall transfer all other records, correspondence and documents relating to the Receivables and the Related Transferred Assets to NAFCO in the manner and at such times as NAFCO shall reasonably request. To the extent that compliance with this Section 10.02(d) shall require the Successor Administrator to disclose to NAFCO information of any kind which the Successor Administrator deems to be confidential. NAFCO shall be required to enter into such customary licensing and confidentiality agreements as the Successor Administrator shall reasonably deem necessary to protect its interests. All reasonable costs and expenses (including attorneys, fees and disbursements) incurred by the Trustee, in its capacity as Successor Administrator, in connection with such termination shall be paid by NAFCO within 15 days after presentation of reasonable documentation of such costs and expenses.

         Section 10.03 Notification Of Administrator Default; Notification of Appointment of Successor Administrator. Within three Business Days after an Authorized Officer of the Administrator becomes aware of any Administrator Default, the Administrator shall give written notice thereof to the Trustee and the Applicable Rating Agencies, and the Trustee shall, promptly upon receipt of such written notice (and in any event within two days), give notice to the Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Administrator pursuant to this Article X, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register and to the Applicable Rating Agencies.

                                   ARTICLE XI

                                  THE TRUSTEE

         Section 11.01 Duties of Trustee.

         (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. The provisions of this
    Article XI shall apply to the Trustee solely in its capacity as Trustee, and not to the Trustee in its capacity as Administrator if it is acting as the Administrator. Following the occurrence of an Administrator Default of which a Responsible Officer has knowledge, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided, however, that if the Trustee shall assume the duties of the Administrator pursuant to Section 10.02, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer or administrator with respect to auto receivables that it services or administers for itself or others. The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in, or incidental to the performance of its duties under, this Agreement.

         (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are complete and reasonably in the form required by this Agreement. The Trustee shall give prompt written notice to the Person who furnished any item of the type listed in the preceding sentence of any lack of completeness or conformity of any such item to the applicable requirements of this Agreement. In addition, the Trustee shall give prompt written notice to the Certificateholders of any material lack of completeness or conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee which would entitle a specified percentage of the Certificateholders to take any action pursuant to this Agreement.

         (c) Subject to Section 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

             (i) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

             (ii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction (as applicable) of the Majority Certificateholders or the Required Certificateholders relating to the time, method and place of conducting any proceeding for any remedy available the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

             (iii) the Trustee shall not be charged with knowledge of (A) any failure by the Administrator to comply with the obligations of the Administrator referred to in subsections (a) through (i) of Section 10.01, (B) any breach of the representations and warranties of NAFCO or the representations and warranties of the Administrator set forth in
         Section 8.01 or (C) any breach of the covenants of NAFCO or the covenants of the Administrator in each case unless a Responsible Officer of the Trustee obtains actual knowledge of such matter or the Trustee receives written notice of such matter from the Administrator or from any Holder;

             (iv) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as shall be specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions that are furnished to the Trustee and that conform to the requirements of this Agreement; and

             (v) without limiting the generality of this Section 11.01 or
         Section 11.02, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest in the Receivables or the Related Transferred Assets, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to the payment or discharge, of any tax, assessment, or other governmental charge or any Adverse Claim or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (C) to confirm or verify the contents of any reports or certificates of the Administrator delivered to the Trustee pursuant to this Agreement that are believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties or (D) to ascertain or inquire as to the performance or observance of any of NAFCO's or the Administrator's representations, warranties or covenants or the Administrator's duties and obligations as Administrator.

         (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if the Trustee reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Administrator under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Administrator in accordance with the terms, of this Agreement.

         (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Trust Asset now existing or hereafter created or to impair the value of any Trust Asset now existing or hereafter created.

         (f) Except to the extent expressly provided otherwise in this Agreement, the Trustee shall have no power to vary the corpus of the Trust, including the power to (i) accept any substitute obligation for a Receivable initially transferred to the Trust under Section 2.01 hereof, (ii) add any other investment, obligation or security to the Trust, (iii) withdraw from the Trust any Trust Asset, except for a withdrawal permitted under Section
    12.01 or a withdrawal that has been consented to by all of the Certificateholders.

         (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day on which such obligation, duty or agreement is required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated, promptly upon the actual knowledge thereof by a Responsible Officer, to perform such obligation, duty or agreement in the manner so required.

         Section 11.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

         (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, opinion of counsel, certificate of auditors or any other certificate, statement, instrument, instruction, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document and any information contained therein believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties including, but not limited to, reports and records required by
    Article III;

         (b) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or permitted or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

         (c) the Trustee including in its role as Successor Administrator, if it ever acts in that capacity, shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation or other proceeding hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence and continuance of an Administrator Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

         (d) the Trustee shall not be personally liable for any action taken, permitted or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

         (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Required Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in connection with making such investigation shall be, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense, or liability as a condition to proceeding with such investigation. The reasonable expense of every such examination shall be paid by the Administrator or, if paid by the Trustee, shall be reimbursed by the Administrator upon demand;

         (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, representatives, attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, representative, attorney or custodian appointed with due care by it hereunder;

         (g) except as may be required by Section 11.01(b) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Trust Assets for the purpose of establishing the presence or absence of defects or for any other purpose;

         (h) whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 11.02;

         (i) the Trustee shall have no liability with respect to the acts or omissions of the Administrator (except and to the extent the Administrator is the Trustee), including, but not limited to, acts or omissions in connection with: the management or administration of the Receivables or the Related Transferred Assets, calculations made by the Administrator whether or not reported to the Trustee, and deposits into or withdrawals from any Trust Accounts established pursuant to the terms of this Agreement; and

         (j) in the event that the Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article XI shall also be afforded to the Trustee acting as Paying Agent or as Transfer Agent and Registrar.

         Section 11.03 Limitation on Liability of Trustee. The Trustee shall at no time have any responsibility or liability for or with respect to the correctness of the recitals contained herein or in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in
Section 11.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement, any Supplement, the Certificates (other than the certificate of authentication on the Certificates) or any other Transaction Document or any Trust Asset or related document. The Trustee shall not be accountable for the use or application by NAFCO of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to NAFCO or the Administrator in respect of the Trust Assets or deposited by the Administrator in or withdrawn by the Administrator from the Trust Accounts or any other accounts hereafter established to effectuate the transactions contemplated herein or in the other Transaction Documents and in accordance with the terms hereof or thereof.

         The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, or enforceability of any ownership or security interest in any Trust Asset, or the perfection or priority of such a security interest or the maintenance of any such perfection or priority, or for or with respect to the efficacy of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including: the existence and substance of any Trust Asset or any related Record or any computer or other record thereof; the validity of the transfer of any Trust Asset to the Trust or of any preceding or intervening transfer; the performance or enforcement of any Trust Asset; the compliance by NAFCO or the Administrator with any warranty or representation made under this Agreement or in any other Transaction Document and the accuracy of any such warranty or representation prior to the Trustee's receipt of actual notice of any noncompliance therewith or any breach thereof; any investment of monies pursuant to Section 4.04 or any loss resulting therefrom; the acts or omissions of NAFCO, the Administrator, or any Obligor; any action of the Administrator taken in the name of the Trustee; or any action by the Trustee taken at the instruction of the Administrator or any action in connection with any of the Trust Documents; provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under the Agreement in accordance with the terms hereof.

         Except with respect to a claim based on the failure of the Trustee to perform its duties under this Agreement or based on the Trustee's negligence or willful misconduct, no recourse shall be had against the Trustee in its individual capacity for any claim based on any provision of this Agreement, any other Transaction Document, the Certificates, any Trust Asset or any assignment thereof. The Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity to the Trust or the Trustee as provided in this Agreement. Any obligation of the Trustee to give any notice or statement to any rating agency hereunder shall constitute only a best efforts obligation and such notice or statement shall be so provided only as a matter of courtesy and accommodation, the Trustee having no liability to any rating agency or any other Person for any failure to so provide such notice or statement.

         Section 11.04 Trustee May Deal with Other Parties. Subject to any restrictions that may otherwise be imposed by Section 406 of ERISA or Section 4975(e) of the Internal Revenue Code, the Trustee in its individual or any other capacity may deal with the other parties hereto (other than NAFCO) and their respective affiliates, with the same rights as it would have if it were not the Trustee.

         Section 11.05 Administrator To Pay Trustee's Fees and Expenses and Fees and Expenses under the Custodian Agreement.

         (a) To the extent not paid by the Administrator to the Trustee from funds constituting the Administration Fee, the Administrator covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, such reasonable compensation as is agreed upon in writing between the Trustee and the Administrator (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Administrator will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement and the other Transaction Documents to which it is a party (including the reasonable fees and expenses of its agents, any co-trustee and counsel) except any such expense, disbursement or advance as may arise from the Trustee's negligence or bad faith and except as provided in the following sentence. Notwithstanding anything to the contrary contained in this Agreement, for so long as National Auto Finance Company, Inc. shall be serving as Administrator, the items referred to in Section 4.03(a)(ii) hereof shall be paid by National Auto Finance Company, Inc. directly and shall not be paid from Section 4.03(a)(ii) hereof.

         (b) In addition, the Administrator agrees to indemnify the Trustee (and its officers, employees, directors and agents) from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred by the Trustee in the execution of the Trust or in the exercise or performance of any of the powers or duties of the Trustee hereunder, other than those resulting from the gross negligence or willfull misconduct of the Trustee.

         (c) If the Trustee is appointed Successor Administrator pursuant to
    Section 10.02, the provisions of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Administrator, which shall be paid out of the Administration Fee. The Administrator's covenant to pay the fees, expenses, disbursements and advances provided for in this Section 11.05 shall survive the resignation or removal of the Trustee and the termination of this Agreement.

         Section 11.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times

         (a) be (i) a banking institution organized under the laws of the United States, (ii) a member bank of the Federal Reserve System or (iii) any other banking institution or trust company, incorporated and business under the laws of any State or of the United States, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to those permitted to national banks under the authority of the Comptroller of the Currency, and which is supervised and examined by a state or federal authority having supervision over banks; (b) not be an Enhancement Provider or an Affiliate of First Union National Bank; (c) have, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, a combined capital and surplus of at least $50,000,000 and (d) a long-term unsecured debt rating of at least A or its equivalent by each Applicable Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 11.06, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

         Section 11.07 Resignation or Removal of Trustee.

         (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving 30 days prior written notice thereof to NAFCO, the Administrator, the Applicable Rating Agencies, the Certificateholders and the Purchaser Agents. Upon receiving such notice of resignation, NAFCO shall promptly appoint a successor trustee who meets the eligibility requirements set forth in Section 11.06 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction to appoint a successor trustee.

         (b) If at any time the Trustee shall cease to be eligible to be the Trustee hereunder in accordance with the provisions of Section 11.06 hereof and shall fail to resign promptly after its receipt of a written request therefor by the Administrator, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or if a receiver for the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

         (c) Any resignation or removal of the Trustee and appointment of a successor trustee Pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 hereof

         Section 11.08 Successor Trustee.

         (a) Any successor trustee appointed as provided in Section 11.07 hereof shall execute, acknowledge and deliver to NAFCO, the Administrator, the Certificateholders and the predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall, upon payment of its fees and expenses and other amounts owed to it pursuant to Section 11.05, become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee, at the expense of the Administrator, all documents or copies thereof and statements held by it hereunder; and NAFCO and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully vesting and confirming in the successor trustee all such rights, powers, duties and obligations. The Administrator shall promptly give notice to the Applicable Rating Agencies upon the appointment of a successor trustee.

         (b) No successor trustee shall accept appointment as provided in this
    Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible to become the Trustee under the provisions of Section
    11.06 hereof.

         (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

         (d) The retiring Trustee shall not be liable for any acts or omissions of any successor trustee.

         Section 11.09 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such Person meets the requirements of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Administrator shall promptly give notice to the Applicable Rating Agencies upon any such merger or consolidation of the Trustee.

         Section 11.10 Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons (which may be an employee or employees of the Trustee) to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders and the Purchasers, such title to the Trust, or any part

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



    thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or appropriate. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
    Section 11.06 and no notice to Certificateholders of the appointment of any such co-trustee or separate trustee shall be required under Section 11.08; provided, however, that the Trustee shall give the Administrator and NAFCO notice of any such appointment as promptly as practicable.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

             (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as the Trustee hereunder or as successor to the Administrator hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

             (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

             (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of affecting the liability of, or affording protection or indemnity to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Administrator.

         (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any other Transaction Document on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies

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



    and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         Section 11.11 Tax Returns. In the event the Trust shall be required to file tax returns, the Administrator shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed. The Administrator shall also prepare or shall cause to be prepared all tax information required by law to be made available to Certificateholders and shall deliver such information to the Trustee at least five Business Days prior to the date it is required by law to be made available to the Certificateholders. The Trustee, upon request, will furnish the Administrator with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such returns as the Trustee determines are appropriate.

         Section 11.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement, the Certificates or the other Transaction Documents may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be distributed to the Certificateholders in respect of which such judgment has been obtained in the manner specified in Section 4.03(h).

         Section 11.13 Suits for Enforcement. If an Amortization Event or an Administrator Default shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Sections 11.01 and 11.14 (and shall at the written direction of the Required Certificateholders), proceed to protect and enforce its rights and the rights, of the Certificateholders under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

         Section 11.14 Rights of Certificateholders to Direct Trustee. The Required Certificateholders shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.01 the Trustee may decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken, or if a Responsible Officer or Responsible Officers of the Trustee shall determine, in good faith, that the proceedings so directed would be illegal or involve the Trustee in personal liability or be unduly prejudicial to the rights of the Certificateholders not giving such

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


direction; and, provided further that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of the Required Certificateholders.

         Section 11.15 Representations and Warranties of Trustee. The Trustee represents and warrants that:

         (a) the Trustee is a New York banking corporation organized, existing and in good standing under the laws of the State of New York;

         (b) the Trustee has full power, authority and right to execute, deliver and perform this Agreement executed by it on the date hereof, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

         (c) this Agreement and the other Transaction Documents executed by it on the date hereof have been duly executed and delivered by the Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of the Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement Of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         Section 11.16 Maintenance of Office or Agency. Trustee will maintain, at its address designated pursuant to Section 13.06, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates, this Agreement and the other Transaction Documents to which it is a party may be served. The Trustee will give prompt written notice to the Administrator and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 11.17 No Bond. The Trustee and each co-trustee and separate trustee from time to time appointed pursuant to this Agreement are relieved from giving any bond, surety or security, and from making any inventories, appraisals or accountings of the Trust Assets, in each case that would otherwise have been required under the laws of the State of Florida merely on account of their acting in such capacities.

         Section 11.18 Statements, Certificates and Reports. A copy of each statement, certificate and report furnished to the Trustee pursuant to this Agreement shall be provided to any Certificateholder or the Applicable Rating Agencies requesting the same in a writing to the Trustee addressed to the Corporate Trust Office.


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

                                   ARTICLE XII

                                   TERMINATION

                  Section 12.01 Termination of Trust. The Trust and the respective obligations and responsibilities of NAFCO, the Administrator and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereinafter set forth) shall terminate, except with respect to the duties and obligations described in Sections 7.03, 8.04, 11.05, 11.11, 12.02(b), 13.10, 13.13, 13.15, 13.16 and 13.17 and any other provision which by its terms is stated to survive, upon the day on which the Certificateholders and the Trustee shall have been paid all amounts required to be paid to them pursuant to this Agreement and the Trustee has disposed of all property held as part of the Trust (including pursuant to Section 12.03).

                  Section 12.02 Final Distribution.

                  (a) The Administrator shall give the Trustee at least ten days, prior written notice of the date on which the Trust is expected to terminate in accordance with Section 12.01(a). Upon receiving such notification from the Administrator, the Trustee shall give the Certificateholders written notice as soon as practicable after the Trustee's receipt of notice from the Administrator, which notice shall specify (i) the Distribution Date upon which final payment with respect to the Certificates is expected to be made and (ii) the amount of any such final payment. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to the Certificateholders. On the Distribution Date specified in such notice, the Trustee shall, based upon the Distribution Date statement relating to such Distribution Date, cause to be distributed to the Certificateholders the amounts distributable to them on such Distribution Date pursuant to Article IV and Article V. Each Certificateholder shall present the Certificates owned by them to the Trustee and surrender such Certificates for cancellation at the address of the Trustee set forth in Section 13.06 not more than ten Business Days after the Distribution Date upon which final payment with respect to the Certificates has been made.

                  (b) Notwithstanding the termination of the Trust pursuant to
         Section 12.01(a), all funds then on deposit in the Certificate Account shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders at the time set forth in Section 12.01(a). In the event that any of the Certificateholders shall not have surrendered their Certificates for cancellation within six months after the date specified in the above-mentioned written notice from the Trustee, the Trustee shall give a second written notice to the remaining Certificateholders concerning the final distribution and surrender of their Certificates for cancellation. The Trustee and the Paying Agent shall pay to the Class C Certificateholder any monies held by them for the payment of principal of or interest on the Certificates that remains unclaimed for two years after the termination of the Trust pursuant to Section 12.01(a). After payment of such monies to the Class C Certificateholder, Certificateholders entitled to the money must look to the Class C Certificateholder for payment as general creditors unless an applicable abandoned property law designates another Person.

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



                  Section 12.03 Rights Upon Termination of the Trust. Upon the termination of the Trust pursuant to Section 12.01 and the surrender of the Class C Certificate by NAFCO to the Trustee, the Trustee shall transfer, assign, set over and otherwise convey to NAFCO (without recourse, representation or warranty), all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, the Related Transferred Assets and all of the other property previously conveyed to the Trust pursuant to Section 2.01(b), except for amounts held by the Trustee pursuant to Section 2.02(b) and except for the rights of RPA indemnified Parties (other than NAFCO and its officers, directors, shareholders, controlling Persons, employees and agents) to indemnification and contribution under Section 9.1 of the Purchase Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment (including any document necessary to release the security interest in favor of the Trustee (for the benefit of the Certificateholders) in such Receivables and Related Transferred Assets and to release any filing evidencing or perfecting such security interest), in each case without recourse, representation or warranty, as shall be reasonably requested by NAFCO to vest in NAFCO all right, title and interest which the Trust had in the Trust Assets.

                  Section 12.04 Optional Repurchase of Investor Interests. On any Distribution Date, NAFCO shall have the option, upon the giving of 10 days' prior written notice by NAFCO to the Administrator, the Class B Certificateholder, the Trustee and the Applicable Rating Agencies, to repurchase the undivided interest in the Trust by depositing into the Certificate Account, on such Distribution Date, an amount equal to the unpaid Certificate Principal Amount plus accrued and unpaid interest on the unpaid principal amount of such Certificates (and accrued and unpaid interest with respect to interest amounts that were due but not paid on a prior Distribution Date) through the day preceding such Distribution Date at the Certificate Rate applicable to such Certificates. Upon tender of all outstanding Certificates by the Certificateholders, the Trustee shall then distribute such amounts, together with all other amounts on deposit in the Certificate Account to the Certificateholders on the next Distribution Date in repayment of the principal amount and all accrued and unpaid interest owing to such Certificateholders. Following any such repurchase, the Certificateholders shall have no further rights with respect to the Receivables and the Trustee shall execute and deliver such instruments of transfer and assignment (including any document necessary to release the security interest in favor of the Trustee (for the benefit of the Certificateholders) in such Receivables and Related Transferred Assets and to release any filing evidencing or perfecting such security interest), in each case without recourse, representation or warranty, as shall be reasonably requested by NAFCO to vest in NAFCO all right, title and interest which the Trust had in the Trust Assets. In the event that NAFCO falls for any reason to deposit the aggregate purchase price for the Certificate Principal Amount, payments shall continue to be made to the Certificateholders in accordance with the terms of this Agreement.


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                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.01 Amendment, Waiver, Etc.

                  (a) This Agreement and any Supplement may be amended from time to time by the Administrator, NAFCO and the Trustee (acting at the written direction of the Required Certificateholders) by a written instrument signed by each of them, without the consent of any of the Certificateholders but only to cure any ambiguities, or to cure, correct or supplement any provisions contained in this Agreement that may be defective or inconsistent with any other provision contained in this Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Certificateholder (as evidenced by an Officer's Certificate of NAFCO). This Agreement and any Supplement may not be amended unless NAFCO shall have delivered the proposed amendment to the Applicable Rating Agencies at least ten Business Days (or such shorter period as shall be acceptable to each of them) prior to the execution and delivery thereof and the Rating Agency Condition has been satisfied with respect to such amendment.

                  (b) The provisions of this Agreement and any Supplement may also be amended, modified or waived from time to time by the Administrator, NAFCO and the Trustee with the consent of the Required Certificateholders for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall
         (i) result in the Trust becoming an association taxable as a corporation or a "publicly traded partnership" within the meaning of the Internal Revenue Code, (ii) reduce in any manner the amount of or delay the timing of any distributions to be made to Certificateholders or deposits of amounts to be so distributed or the amount available under any Enhancement without the consent of each affected Certificateholder, (iii) change the definition of or the manner of calculating the interest of any Certificateholder without the consent of each affected Certificateholder, (iv) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Certificateholder or (v) adversely affect the rating of any Series or Class by any Applicable Rating Agency without the consent of the Holders of the Certificates of such Series or Class evidencing not less than 66 2/3% of the aggregate unpaid principal amount of the Certificates of such Series or Class.

                  NAFCO or the Trustee shall establish a record date for determining which Certificateholders may give such waivers and consents. No waiver of any Amortization Event or other default hereunder given at any time shall apply to any other prior or subsequent Amortization Event or default.

                  (c) Promptly after the execution of any amendment, consent or waiver described in clause (a), or (b), the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, and the Administrator shall furnish written


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


         notification of the substance of such amendment or consent to the Applicable Rating Agencies and each Enhancement Provider.

                  (d) It shall not be necessary for any waiver or consent given by the Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such waivers and consents and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (e) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement or any Supplement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

                  (f) Any Supplement executed in accordance with the provisions of Section 6.10 shall not be considered an amendment to this Agreement for the purposes of this Section 13.01.

                  (g) Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to such execution and delivery have been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

                  Section 13.02 Actions by Certificateholders.

                  (a) By its acceptance of Certificates pursuant to this Agreement and the applicable Supplement, each Certificateholder acknowledges and agrees that, wherever in this Agreement a provision states that an action may be taken or a notice, demand or instruction given by any Series of Certificateholders, any Class of Certificateholders or the Certificateholders, such action, notice or instruction may be taken or given by any Holder of any Certificate of such Series or Class or by any Certificateholder, respectively, unless such provision requires a specific percentage of such Series or Class of Certificateholders or of all Certificateholders.

                  (b) By its acceptance of Certificates pursuant to this Agreement and the applicable Supplement, each Certificateholder acknowledges and agrees that any request, demand, authorization, direction, notice, consent, waiver or other act by the Holder of a Certificate shall bind such Holder and every subsequent Holder of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Administrator in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or any Supplement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when required, to Administrator. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement or any Supplement and conclusive in favor of the Trustee and the Administrator, if made in the manner provided in this Section.

                  (d) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

                  Section 13.03 Limitation on Rights of Certificateholders.

                  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                  (b) No Certificateholder shall have any right to vote (except as expressly provided otherwise in this Agreement) or in any manner otherwise to control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                  (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have given to the Trustee, and unless the Required Certificateholders shall have made, written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 10 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any night in any manner whatever by virtue of, or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of any other Certificateholder or any Holder of any other Series of Certificates, or to obtain or seek to obtain priority over or preference to any such other Certificateholder or any such Holder of any other Series of Certificates, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of, in the case of actions affecting the Certificateholders as a class, all Certificateholders or, in the case of actions affecting the Holders of any Certificates, the Holders of the Certificates. For the protection and enforcement of the provisions of this Section 13.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  (d) By their acceptance of Certificates pursuant to this Agreement and the applicable Supplement, the Certificateholders agree to the provisions of this Section 13.03.

                  Section 13.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  Section 13.05 Notices. All demands, notices, directions, orders, requests, instructions and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, four Business Days after mailing if mailed by registered mail, return receipt requested, or sent by facsimile transmission (a) in the case of NAFCO, to its address set forth below its signature hereto; (b) in the case of National Auto, to its address set forth below its signature hereto; and (c) in the case of the Trustee, the Paying Agent or the Transfer Agent and Registrar, to the address of the Trustee set forth on the signature pages hereof; or, as to each party, at such other address or facsimile number as shall be designated by such party in a written notice to each other party given in accordance with this Section 13.05. Except to the extent expressly provided otherwise in an applicable Supplement, any notice required or permitted to be mailed to a Certificateholder shall be sent by first-class mail, postage prepaid, to the address of such Certificateholder as shown in the Certificate Register. Except to the extent expressly provided otherwise in an applicable Supplement, any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given on the fourth Business Day after such notice is so mailed, whether or not the Certificateholder receives such notice.

                  Section 13.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any of the other Transaction Documents shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or such other Transaction Document (as applicable) and shall in no way affect the validity or enforceability of the other provisions of this Agreement, the Certificates or any of the other Transaction Documents or the rights of the Certificateholders or the Purchasers.

                  Section 13.07 Certificates Nonassessable and Fully Paid. Except to the extent otherwise expressly provided in Section 7.03 with respect to NAFCO, it is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by the Trustee pursuant to Section 6.02 are and shall be deemed fully paid.

                  Section 13.08 Further Assurances. NAFCO and the Administrator agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC or other applicable law of any applicable jurisdiction.

                  Section 13.09 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, each of the Trustee, the Administrator, NAFCO, the Paying Agent, the Authenticating Agent and the Transfer Agent and Registrar (but not any Certificateholder) agrees that it shall not, with respect to the Trust or NAFCO, institute or join any other Person in instituting any proceeding of the type referred to in the definition of "Event of Bankruptcy" so long as any Certificates issued by the Trust shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Certificates shall have been outstanding. The foregoing shall not limit the right of the Trustee, the Administrator, NAFCO, the Paying Agent, the Authenticating Agent and the Transfer Agent and Registrar to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against NAFCO or the Trust by any Person other than the Trustee, the Administrator, NAFCO, the Paying Agent, the Authenticating Agent or the Transfer Agent and Registrar. In addition, each of the Administrator, the Paying Agent, the Authenticating Agent, the Transfer Agent and Registrar and (as to the Trust) NAFCO agree that all amounts owed to them by the Trust or NAFCO shall be payable solely from amounts that become available for such payment pursuant to this Agreement and the Receivables Purchase Agreement, and no such amounts shall constitute a claim against the Trust or NAFCO to the extent that they are in excess of the amounts available for their payment.

                  Section 13.10. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Trustee, the Certificateholders or the Holders of any Series of Certificates, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and are not exhaustive of any rights, remedies, powers and privileges provided by law.

                  Section 13.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

                  Section 13.12 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and the Certificateholders and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, nothing contained in this Agreement shall confer any rights upon any Person which is not a party to, or a permitted assignee of a party to, this Agreement.


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


                  Section 13.13 Integration. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

                  Section 13.14 Binding Effect; Assignability; Survival of Provisions. This Agreement shall be binding upon and inure to the benefit of NAFCO, the Administrator and the Trustee and their respective successors and permitted assigns; provided that NAFCO shall not delegate any of its obligations hereunder. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the termination of the Trust pursuant to Section 12.01.

                  Section 13.15 Recourse to NAFCO. Except to the extent expressly provided otherwise in the Transaction Documents, the obligations of NAFCO under this Agreement and the other Transaction Documents to which it is a party are solely the obligations of NAFCO. No recourse shall be had for payment of any fee payable by or other obligation of or claim against NAFCO that arises out of this Agreement or any other Transaction Document to which NAFCO is a party against any trustee, director, officer or employee of NAFCO. Payments to be made by NAFCO pursuant to this Agreement shall be paid to the extent that funds are available to make such payments after all amounts to be paid to the Certificateholders pursuant to Section 4.03(a) or 4.03(b) (as applicable) shall have been paid, and there shall be no recourse to NAFCO for all or any part of any amounts payable pursuant to this Agreement if such funds are at any time insufficient to make all or part of any such payments. The provisions of this
Section 13.15 shall survive the termination of this Agreement.

                  Section 13.16 Recourse to Trust Assets. The Certificates do not represent an obligation of, or an interest in, NAFCO, National Auto, the Administrator, the Trustee or any Affiliate of any of them. Except as expressly provided otherwise in this Agreement, the Certificates are limited in right of payment to the Trust Assets.

                  Section 13.17 Submission to Jurisdiction. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, NEW YORK OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND HEREBY (A) IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT; (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING; AND (C) IN THE CASE OF NAFCO, IRREVOCABLY APPOINTS NATIONAL AUTO (THE "PROCESS AGENT"), WITH AN OFFICE ON THE DATE HEREOF AT 10302 DEERWOOD PARK BOULEVARD, SUITE 100, JACKSONVILLE, FLORIDA 32256, UNITED STATES OF AMERICA, AS ITS AGENT TO RECEIVE ON BEHALF OF IT AND ITS PROPERTY SERVICE OF COPIES OF THE

SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO NAFCO IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND NAFCO HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH OF NAFCO AND THE ADMINISTRATOR ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO NAFCO OR THE ADMINISTRATOR (AS APPLICABLE) AT ITS ADDRESS SPECIFIED HEREIN. NOTHING IN THIS SECTION 13.17 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OR ALL OF THE OTHER PARTIES HERETO OR ANY OF THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

                  Section 13.18 Waiver of Jury Trial. EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEPEND ANY RIGHTS UNDER OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), ACTIONS OF ANY OF THE PARTIES HERETO OR ANY OTHER RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  Section 13.19 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.), not individually or personally but solely as trustee of NAFCO, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of NAFCO is made and intended not as personal representations, undertakings and agreements by Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) but is made and intended for the purpose of binding only NAFCO and (c) under no circumstances shall Chase Manhattan Bank Delaware (as successor to Chase Manhattan Bank USA, N.A.) be personally liable for the payment of any indebtedness or expenses of NAFCO or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by NAFCO under this Agreement or the other Transaction Documents.

                  Section 13.20 Covenants of National Auto Receivables Master Trust. The Trust will not (i)(A) sell, assign (by operation of law or otherwise) or otherwise transfer to any Person, (B) pledge an interest in, (C) grant, create, incur, assume or permit to exist an Adverse Claim to or in favor of any Person upon or with respect to, or (D) cause to be filed any financing statement or equivalent document relating to perfection that covers any Receivable related Contract, Related Transferred Asset or other Trust Asset, or any interest therein, or (ii) assign to any Person any right to receive income from or in respect of any of the foregoing. The Trust shall defend the right title and interest of the Trust in, to and under the Trust Assets. whether now existing or hereafter created, against all claims of third parties claiming through or under the Trust.

                  Section 13.21 Class A Certificates. No Class A Certificates shall be issued on or after the date hereof without the prior written consent of the Class B Certificateholders.

                  Section 13.22 Conditions Precedent. As a condition precedent to the effectiveness of this amendment, the Class B Certificateholders shall have received (1) waivers by National Auto Finance Company Inc.'s subordinated noteholders and Financial Security Assurance Inc. relative to any events of default or similar events that may exist, (2) a copy of a definitive agreement between National Financial Auto Finance Company, Inc. and its subordinated noteholders with respect to the financial restructuring and recapitalization of National Financial Auto Finance Company, Inc. Notwithstanding the satisfaction of the conditions precedent, upon execution hereof, all of the Trustee's nights under this Agreement (and by operation of law) shall vest in Trustee, whether or not the conditions precedent were, in fact, satisfied, (3) a representation and warranty from an officer of the Administrator that no Amortization Event or Liquidation Event has occurred or that with the passage of time would occur and that no other event of default has occurred hereunder, (4) Amendment One to the Backup Servicing Agreement shall have been fully executed and delivered and (5) payment or reimbursement for (a) its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and attention to the execution of the amendment to this Agreement, the commitment letter with respect to the purchase of the Subordinated Asset-Backed Notes, the residual financing facility, and the documents and transactions contemplated hereby and thereby up to an aggregate limitation of $5,000 for all three facilities; provided, however, that its reasonable out of pocket costs and expenses incurred in connection with the documents embodying or relating to amendments, waivers or consents with respect to any of the foregoing shall not be subject to such limitation and (b) the reasonable fees and out-of-pocket costs and expenses of Thacher Proffitt & Wood and any other counsel, who are acting as external legal advisers to First Union National Bank in connection with the foregoing.

                  Section 13.23 Non-Dealer Originations, Balloon Receivable.

                  (a) Receivables that constitute Non-Dealer Originations that are transferred to the Trust on or after the Effective Date shall not be deemed to be Eligible Receivables until such time as the aggregate principal balance of all Receivables that constitute Non-Dealer Originations is less than the Non-Dealer Originations Allowance Amount as of any date of determination.

                  (b) Balloon Receivables transferred to the Trust on or after the Effective Date shall not be deemed to be Eligible Receivables until such time as the aggregate principal balance of all Balloon Receivables is less than the Balloon Receivables Allowance Amount as of any date of determination.

                  Section 13.24 Release. In consideration of the amendment and restatement contemplated hereby, which amendment and restatement will be of material benefit to National Auto and the holders of the securities of National Auto, National Auto, on behalf of itself and its parent, subsidiaries, affiliates, partners, officers, directors, employees, agents, (stockholders to the fullest extent permitted by applicable law), successors and assigns, hereby release and forever discharge First Union National Bank, First Union Capital Markets, a division of Wheat First Securities, Inc., First Union Capital Markets Corp., and their respective parent, subsidiary and affiliated corporations, and its and their respective officers, directors, employees, representatives, professionals, agents, successors and assigns (all such entities being hereinafter referred to as the "First Union Released Parties"), of and from any and all claims or causes of action, legal or equitable, known or unknown which it (or any shareholders to the fullest extent permitted by applicable law) has or may have against the First Union Released Parties, or any one or more of them, arising from or in any way connected with any act or omission of the First Union Released Parties prior to the date hereof, whether as underwriter, placement agent, lender or advisor to National Auto, as an equity holder of National Auto or in any other capacity or relationship with National Auto of whatever kind or nature. The claims or causes of action released hereby shall include but not be limited to any claim or cause of action arising from the Securities Act of 1933, as amended, the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and any analogous state law, rules or regulations; the Securities Exchange Act of 1934, as amended, the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and any analogous state law, rules or regulations; and the doctrines of common law fraud and/or intentional or negligent misrepresentation. National Auto further acknowledges and agrees that neither this release nor the circumstances under which it is being executed shall be construed as an acknowledgment on the part of the First Union Released Parties of any liability whatsoever to National Auto with respect to any claim or cause of action which National Auto has or may have against the First Union Released Parties, it being expressly understood that the First Union Released Parties deny any such liability.

                  Section 13.25 Post Closing Covenants. Within ten (10) Business Days following the Effective Date, the Administrator shall cause the Trustee to enter into such hedging agreements and in the notional amount required by clause
(iv) of the definition of "Portfolio Requirements". In the event such hedging agreements in such notional amounts have not been entered into as required by the preceding sentence, the Required Certificateholders shall have the right to direct the Trustee to enter into such agreements and such Certificateholders shall, if the Trustee has not entered into such agreement, have the right to enter into such hedging agreements in such notional amounts.

                  Section 13.26 Waiver of Prior Amortization Events and Administrator Defaults. All Amortization Events and Administrator Defaults occurring prior to the Effective Date are hereby waived; provided, however, that such waiver shall not be deemed to waive performance of any of the Administrator's or the Trust's contractual obligations hereunder.

IN WITNESS WHEREOF, NAFCO, the Administrator and the Trustee have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                    NATIONAL FINANCIAL AUTO FUNDING TRUST II
                    (as successor to National Financial
                    Auto Funding Trust, f/k/a NAFCO
                    Funding Trust)
                         as the transferor

                    By: Chase Manhattan Bank Delaware
                        (as successor to Chase Manhattan Bank
                        USA, N.A.), not in its individual capacity
                        but solely as 0wner Trustee of the National
                        Financial Auto Funding Trust 11)

                    By: /s/ DENIS KELLY
                        ----------------------------------------------
                          Name:      Denis Kelly
                          Title:     Trust Officer

                          Address: 1201 North Market Street, 9th Floor Wilmington, Delaware 19801

                          Attention: Corporate Trust Department
                          Telephone: (302) 428-3375
                          Facsimile: (302) 984-4903

                    NATIONAL AUTO FINANCE COMPANY, INC.
                    (f/k/a National Auto Finance Company L.P.)
                         as Administrator


                    By: /s/ KEITH B. STEIN
                        ----------------------------------------------
                          Name:      Keith B. Stein
                          Title:     Vice Chairman and Chief Executive Officer
                          Address:   10302 Deerwood Park Boulevard
                                     Suite 100
                                     Jacksonville, Florida 32256

                          Attention: General Counsel
                          Telephone: (904) 996-2551
                          Facsimile: (904) 996-2557

                    BANKERS TRUST COMPANY,
                          not in its individual capacity but solely as Trustee of National Financial Auto Receivables Master Trust (f/k/a NAFCO Auto Receivables Master Trust)

                    By: /s/ ROBERT FRIER
                        ----------------------------------------
                         Name:      Robert Frier
                         Title:     Vice President

                         Address:   Four Albany Street
                                    New York, New York 10006

                         Attention: Corporate Trust and Agency Group
                         Telephone: (212) 250-8360
                         Facsimile: (212) 250-6439

                                                       EXHIBIT A to Pooling and
                                                       Administration Agreement

         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR THE LAWS OF ANY FOREIGN COUNTRY. THIS CERTIFICATE MAY NOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH RESALE, TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND FOREIGN LAWS. IN ADDITION TO THE RESTRICTIONS SET FORTH ABOVE, RESALE, TRANSFER OR DISPOSITION OF THIS CERTIFICATE IS PROHIBITED TO THE EXTENT SET FORTH IN THE POOLING AND ADMINISTRATION AGREEMENT (AS DEFINED BELOW).

                      NAFCO AUTO RECEIVABLES MASTER TRUST

                       SERIES 1994-R, CLASS B CERTIFICATE

CUSIP Number:                          Initial Stated Amount: $
             ---------                                         ----------

Percentage Interest evidenced
  by this Certificate:      %
                      ------
Initial Cut-Off Date: December     , 1994
                              -----
First Distribution Date: January     , 1995
                                -----

         THIS CERTIFIES THAT __________________ is the registered owner of a fractional undivided interest in NAFCO Auto Receivables Master Trust (the "Trust"), which was created pursuant to the Pooling and Administration Agreement, dated as of December _, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Pooling and Administration Agreement"), by and among NAFCO Funding Trust, a Delaware business trust, as transferor ("NAFCO"), National Auto Finance Company L.P. (in such capacity, the "Administrator"), and Bankers Trust Company, as trustee (together with its successors and assigns in such capacity, the "Trustee"). This Certificate is one of the duly authorized Series 1994-R, Class B Certificates designated and issued under the Pooling and Administration Agreement. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Appendix A to the Pooling and Administration Agreement.

This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling and Administration Agreement, to which terms, provisions and conditions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The Series 1994-R, Class B Certificates are a subordinated class and are subordinated to the extent set forth in the Pooling and Administration Agreement.

         The Class B Interest Distributable Amount shall accrue on this Certificate as set forth in the Pooling and Administration Agreement. This Certificate is subject to prepayment prior to the maturity hereof to the extent set forth in the Pooling and Administration Agreement.

         The Pooling and Administration Agreement may be amended and the rights and obligations of the parties thereto and of the Holder of this Certificate modified as set forth in such Agreement.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the Holder hereof to any benefit under the Pooling and Administration Agreement or under any other Transaction Document or be valid for any purpose.

         This Certificate does not represent an obligation of, or an interest in, NAFCO, National Auto, the Administrator, the Servicer, the Trustee, the NAFCO Trustee or any Affiliate of any of them. This Certificate is limited in right of payment to the Trust Assets.

         As provided in the Pooling and Administration Agreement, and subject to the restrictions on sale, transfer and disposition set forth therein and in the other Transaction Documents, upon surrender for registration of transfer of this Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose,

NAFCO shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and Series which are in authorized denominations of like aggregate fractional interests in the Certificate Interest and which bears a number that is not contemporaneously outstanding.

         As provided in the Pooling and Administration Agreement, and subject to the restrictions on exchange set forth therein and in the other Transaction Documents, at the option of the Holder, this Certificate may be exchanged for other Certificates of the same Class and Series of authorized denominations of like aggregate fractional interests in the Certificate Interest and bearing numbers that are not contemporaneously outstanding, upon surrender of this Certificate to be exchanged at any such office or agency. If this Certificate is so surrendered for exchange, NAFCO shall execute, and the Trustee shall authenticate and deliver, the appropriate number of Certificates of the same Class and Series.

         If this Certificate is presented or surrendered for registration of transfer or exchange, it shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Holder hereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar in addition to such additional instruments or opinions of counsel as may be required pursuant to Section 6.03(b)(i) or (ii) of the Pooling and Administration Agreement.

         By its acceptance of this Certificate, each Holder hereof (a) acknowledges that it is the intent of NAFCO, and agrees that it is the intent of such Holder that, for federal, state and local income and franchise tax purposes, the Certificates (including this Certificate) will be treated as evidence of indebtedness secured by the Trust Assets and the Trust not be characterized as an association taxable as a corporation, (b) agrees to treat this Certificate for federal, state and local income and franchise tax purposes as indebtedness, and (c) agrees that the provisions of the Pooling and Administration Agreement and all related Transaction Documents shall be construed to further these intentions of the parties.

         This Certificate shall be construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and all obligations, rights and remedies under, or arising in connection with, this Certificate shall be determined in accordance with the laws of the State of New York.

         This Certificate is executed and delivered by The Chase Manhattan Bank
(USA), not individually or personally but solely as owner trustee of NAFCO, in the exercise of the powers and authority conferred and vested in it, (b) each of the undertakings and agreements herein made on the part of NAFCO is made and intended not as personal undertakings and agreements by The Chase Manhattan Bank (USA) but is made and intended for the purpose for binding only NAFCO and
(c) under no circumstances shall The Chase Manhattan Bank (USA) be personally liable for the payment of any indebtedness or expenses of NAFCO or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by NAFCO under this Certificate.

         IN WITNESS WHEREOF, NAFCO has caused this Certificate to be executed by its officer thereunto duly authorized.

                                        NAFCO FUNDING TRUST

                                        By:  THE CHASE MANHATTAN BANK
                                             (USA), not in its individual
                                             capacity, but solely as Owner
                                             Trustee under the First
                                             Amended and Restated Trust
                                             Agreement dated as of December
                                                   , 1994
                                             ------

                                        By: /s/   EXECUTED BY AUTHORIZED OFFICER
                                           -------------------------------------
                                           Name:  Executed by Authorized Officer
                                           Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Series 1994-R, Class B Certificates referred to in the Pooling and Administration Agreement.


                                       BANKERS TRUST COMPANY
                                       as Trustee


                                       By: /s/  Executed by Authorized Officer
                                          ------------------------------------
                                          Name: Executed by Authorized Officer
                                          Title:

Dated: December     , 1994
               -----

                        LOANS AND PAYMENTS OF PRINCIPAL

               Amount   Type and   Amount of   Unpaid
 Date of        of      Interest   Principal  Principal    Notation
Borrowing     Advance     Rate       Paid      Balance     Made by
---------     -------   --------   ---------  ---------    --------


         THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES OR "BLUE SKY" LAWS
OF ANY STATE OR THE LAWS OF ANY FOREIGN COUNTRY. THIS CERTIFICATE MAY NOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH RESALE, TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND FOREIGN LAWS. IN ADDITION TO THE RESTRICTIONS SET FORTH ABOVE, RESALE , TRANSFER OR DISPOSITION OF THIS CERTIFICATE IS PROHIBITED TO THE EXTENT SET FORTH IN THE POOLING AND ADMINISTRATION AGREEMENT (AS DEFINED BELOW).

                      NAFCO AUTO RECEIVABLES MASTER TRUST

                       SERIES 1994-R, CLASS C CERTIFICATE


         THIS CERTIFIES THAT NATIONAL AUTO CHARTERED CORPORATION is the registered owner of a 1% remainder interest in NAFCO Auto Receivables Master Trust (the "Trust"), which was created pursuant to the Pooling and Administration Agreement, dated as of December 8, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Pooling and Administration Agreement"), by and among NAFCO Funding Trust ("NAFCO"), as transferor, National Auto Finance Company L.P., as the administrator, and Bankers Trust Company, as trustee (in such capacity, together with its successors and assigns in such capacity, the "Trustee"). This certificate (the "Certificate") is one of the duly authorized Class C Certificates designated and issued under the Pooling and Administration Agreement. To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned to them in Appendix A to the Pooling and Administration Agreement. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling and Administration Agreement, to which terms provisions and conditions the holder of this Certificate, by virtue of the acceptance hereof, assents and by which such holder is bound.

         This Certificate represents the ownership interest in the remainder of the Trust Assets not allocated pursuant to the Pooling and Administration Agreement to the Certificate Interest, including the right to receive payments at the times and in the amounts specified in the Pooling and Administration Agreement.

         This Certificate shall not bear interest.

         The Pooling and Administration Agreement may be amended and the rights and obligations of the parties thereto and of the holder of this Certificate modified as set forth in the Pooling and Administration Agreement.

         Unless the certificate of authentication hereon shall have been executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the holder hereof to any benefit under the Pooling and Administration Agreement or under any other Transaction Document or be valid for any purpose.

         This Certificate does not represent an obligation of, or an interest in NAFCO, the Seller, the Administrator, the Trustee or any Affiliate of any of them. This Certificate is limited in right of payment to the Trust Assets.

         NAFCO may not transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in this Certificate or any interest represented hereby except in compliance with the terms, conditions and restrictions set forth in the Pooling and Administration Agreement.

         This Certificate shall be construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and all obligations, rights and remedies under, or arising in connection with, this Certificate shall be determined in accordance with the laws of the State of New York.

         This Certificate is executed and delivered by The Chase Manhattan Bank
(USA), not individually or personally but solely as owner trustee of NAFCO, in the exercise of the powers and authority conferred and vested in it, (b) each of the undertakings and agreements herein made on the part of NAFCO is made and intended not as personal undertakings and agreements by The Chase Manhattan Bank (USA) but is made and intended for the purpose for binding only NAFCO and
(c) under no circumstances shall The Chase Manhattan Bank (USA) be personally liable for the payment of any indebtedness or expenses of NAFCO or be liable for the breach or failure of any obligation representation, warranty or covenant made or undertaken by NAFCO under this certificate.

         IN WITNESS WHEREOF, NAFCO has caused this Certificate to be executed by its officer thereunto duly authorized.


                                       NAFCO FUNDING TRUST

                                       By: THE CHASE MANHATTAN BANK (USA)
                                           not in its individual
                                           capacity, but solely as Owner
                                           Trustee under the First
                                           Amended and Restated Trust
                                           Agreement dated as of December
                                                 , 1994
                                           ------


                                       By: /s/ EXECUTED BY AUTHORIZED USER
                                          ----------------------------------
                                          Name: Executed by Authorized User
                                          Title:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is the Series 1994-R, Class C Certificate referred to in the Pooling and Administration Agreement.

                                       BANKERS TRUST COMPANY
                                       as Trustee


                                       By: /s/ EXECUTED BY AUTHORIZED USER
                                          -----------------------------------
                                          Title:
                                                -----------------------------

DATED: December    , 1994
               ----

                                                                      EXHIBIT D

LIST OF TRUST ACCOUNTS MAINTAINED AT BANKERS TRUST COMPANY

  Account                                                      Account Number
  -------                                                      --------------
  Certificate Account                                          13880
  Reserve Fund                                                 13888
  Accrued Interest Account                                     13942

                          TRUST ACCOUNT MAINTAINED AT
                          FIRST UNION NATIONAL BANK OF
                                 NORTH CAROLINA

  Excess Funding Account                                       2000000717566
    (Routing Number)                                           053000219

                                                       EXHIBIT E to Pooling and
                                                       Administration Agreement

                      FORM OF INVESTOR LETTER (RULE 144A)

[Trustee]
[Address]

NAFCO Funding Trust
[Address]

                    Re: NAFCO Auto Receivables Master Trust

Ladies/Gentlemen:

         The undersigned,_____________________(the "Purchaser"), intends to purchase from (insert name of certificate seller] in a private resale of [insert Series of Certificate] issued in the original [principal amount] [Stated Amount] of $_______________ (the "Certificate[s]") and evidencing a fractional undivided interest in NAFCO Auto Receivables Master Trust, which was formed pursuant to a Pooling and Administration Agreement dated as of December 8, 1994 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time, the "Agreement"), among NAFCO Funding Trust, as transferor ("NAFCO"), National Auto Finance Company L.P., as the administrator (the "Administrator") and Bankers Trust Company, as the Trustee (the "Trustee"). All capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in Appendix A to the Agreement.

         The Purchaser hereby represents and warrants to NAFCO and the Trustee that:

                  1. The Purchaser is a "qualified institutional buyer" within the meaning of Rule 144A of the Rules and Regulations promulgated under the Securities Act of 1933, as amended ("Rule 144A") and is purchasing the Certificate[s] for its own account or for the account of another "qualified institutional buyer" within the meaning of Rule 144A.

                  2. The Purchaser is aware that the sale of the Certificate[s] to the Purchaser is being made in reliance on the exemption under Rule 144A from the registration requirements of the Securities Act.

                  3. The purchase of the Certificate[s] is being made pursuant to an available exemption from the registration requirements of applicable state securities laws.

                  4. The Purchaser has received all information that it has requested regarding the Trust and the Certificates.

         The Purchaser also agrees for the benefit of NAFCO and the Trustee to comply with all applicable federal and state securities laws and the requirements of Section 6.03(b) of the Agreement in connection with any subsequent resale of the Certificate[s] (or any Certificate[s] issued in exchange therefor) by the Purchaser.

                                         Very truly yours,

                                         [NAME OF PURCHASER]

                                         By:  /s/ EXECUTED BY AUTHORIZED USER
                                            ------------------------------------
                                            Name: Executed by Authorized User
                                            Title:

             EXHIBIT F: FORM OF ACCOUNTANT'S AGREED UPON PROCEDURES

                    [To be Furnished following the Closing]

                                                                      Exhibit G


                                    [LOGO]

                            Friday, January 06, 1995

Number of New Accounts:

Gross Receivable:

Less: Deferred Interest
                                      ----------
Obligors Principal Balance

Loss: Misc Deductions

Less: Payments

Less: Dealer Discount
                                      ----------
Amount Advanced:

Less: Chargeoff CPB
                                      ----------
Net Advance Requested from Trust
                                      ==========

------------------------------------------------
Kevin G. Adams, Chief Financial Officer



Schedule of Sold Accounts

    Account Name             Collateral Description                       Advance Date   Term      APR       Acc. T
    Account Number           VIN                            State         Mature Date     Pmt      Yield     Advan
    --------------           ------------------------------------         ------------   ----      -----     ------


                                                                                                             ------
Total Contracts:                                                                              Total Advanced:
                                                                                                             ======

                              SCHEDULE 7.01 (h)


  National Auto Financial Company L.P.
  Suites 340 and 320
  621 N.W. 53rd Street
  Boca Raton, Florida 33487

  World Omni Financial Corp.
  120 NW 12th Avenue
  PO Box 8544
  Deerfield Beach, Florida 33433

  World Omni Financial Corp.
  6150 Omni Park Drive
  Mobile, Alabama 36609